                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

This Prospectus describes certificates ("Certificate" or "Certificates") issued under group flexible premium variable life insurance policies ("Policy" or "Policies") offered by Allmerica Financial Life Insurance and Annuity Company ("Company") to eligible applicants ("Certificate Owners") who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and are Age 80 years old and under.

The Certificates permit you to allocate Net Premiums among up to 20 of 23 sub-accounts ("Sub-Accounts") of the Group VEL Account ("Separate Account"), a separate account of the Company, and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), Delaware Group Premium Fund, Inc. ("DGPF"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley"). The following underlying funds are available under the Certificates:

ALLMERICA INVESTMENT TRUST          FIDELITY VIP
Select Aggressive Growth Fund       Overseas Portfolio
Select Capital Appreciation Fund    Equity-Income Portfolio
Select Value Opportunity Fund       Growth Portfolio
Select Emerging Markets Fund        High Income Portfolio
Select International Equity Fund
Select Growth Fund                  FIDELITY VIP II
Select Strategic Growth Fund        Asset Manager Portfolio
Growth Fund
Equity Index Fund                   T. ROWE PRICE
Select Growth and Income Fund       T. Rowe Price International Stock
                                    Portfolio
Investment Grade Income Fund
Government Bond Fund                INVESCO VIF*
Money Market Fund                   Total Return Fund
                                    Industrial Income Fund
DGPF                                MORGAN STANLEY**
International Equity Series         Fixed Income Portfolio

(Certain Funds may not be available in all states)

*The Total Return Fund and the Industrial Income Fund of INVESCO VIF are available only to employees of INVESCO and its affiliates.

**The Morgan Stanley Fixed Income Portfolio of Morgan Stanley is available only to employees of Duke Energy Corporation and its affiliates.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., DELAWARE GROUP PREMIUM FUND, INC., INVESCO VARIABLE INVESTMENT FUNDS, INC. AND MORGAN STANLEY UNIVERSAL FUNDS, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO MAY INVEST IN HIGHER-YIELDING, HIGHER-RISK, LOWER-RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CERTIFICATES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CERTIFICATES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CERTIFICATES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1998
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
                                 (508) 855-1000

(Continued from cover page)

Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's Surrender Value, or the Certificate may be fully surrendered at any time, subject to certain limitations.

There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.

If the Certificate is in effect at the death of the Insured, the Company will pay a Death Benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any Debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. If the Guideline Premium Test is in effect (See "Election of Death Benefit Options"), you may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate Value in addition to a fixed insurance amount) and may change between Death Benefit Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Death Benefit Option 3 (the Death Benefit is fixed in amount) will apply. A Minimum Death Benefit, equivalent to a percentage of the Certificate Value, will apply if greater than the Death Benefit otherwise payable under Option 1, Option 2 or Option 3.

In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY OR CERTIFICATE.

                               TABLE OF CONTENTS

SPECIAL TERMS.........................................................................          5
SUMMARY...............................................................................          8
PERFORMANCE INFORMATION...............................................................         17
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS............         22
INVESTMENT OBJECTIVES AND POLICIES....................................................         24
INVESTMENT ADVISORY SERVICES..........................................................         26
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         29
VOTING RIGHTS.........................................................................         30
THE CERTIFICATE.......................................................................         30
  Enrollment Form for a Certificate...................................................         30
  Free-Look Period....................................................................         31
  Conversion Privileges...............................................................         32
  Premium Payments....................................................................         32
  Allocation of Net Premiums..........................................................         33
  Transfer Privilege..................................................................         33
  Election of Death Benefit Options...................................................         34
  Guideline Premium Test and Cash Value Accumulation Test.............................         34
  Death Proceeds......................................................................         35
  Change in Death Benefit Option......................................................         37
  Change in Face Amount...............................................................         38
  Certificate Value and Surrender Value...............................................         39
  Payment Options.....................................................................         40
  Optional Insurance Benefits.........................................................         40
  Surrender...........................................................................         41
  Paid-Up Insurance Option............................................................         41
  Partial Withdrawal..................................................................         42
CHARGES AND DEDUCTIONS................................................................         42
  Premium Expense Charge..............................................................         42
  Monthly Deduction from Certificate Value............................................         43
  Charges Reflected in the Assets of the Separate Account.............................         46
  Surrender Charge....................................................................         46
  Charges on Partial Withdrawal.......................................................         47
  Transfer Charges....................................................................         48
  Charge for Change in Face Amount....................................................         48
  Other Administrative Charges........................................................         48
CERTIFICATE LOANS.....................................................................         49
CERTIFICATE TERMINATION AND REINSTATEMENT.............................................         50
OTHER CERTIFICATE PROVISIONS..........................................................         51
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         54
DISTRIBUTION..........................................................................         55
SERVICES..............................................................................         55
REPORTS...............................................................................         55
LEGAL PROCEEDINGS.....................................................................         56
FURTHER INFORMATION...................................................................         56
INDEPENDENT ACCOUNTANTS...............................................................         56
FEDERAL TAX CONSIDERATIONS............................................................         56
  The Company and the Separate Account................................................         56
  Taxation of the Certificates........................................................         57
  Certificate Loans...................................................................         57
  Modified Endowment Contracts........................................................         58
MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         58

FINANCIAL STATEMENTS..................................................................         60
APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS.........................................................        B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES AND ACCUMULATED
 PREMIUMS.............................................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.

COMPANY: Allmerica Financial Life Insurance and Annuity Company.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any

Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Fidelity Variable Insurance Products Fund or the Fidelity Variable Insurance Products Fund II, the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc. The Total Return Fund and the Industrial Income Fund of INVESCO VIF are available only to employees of INVESCO Funds Group, Inc. and its affiliates. The Morgan Stanley Universal Funds Inc. Fixed Income Portfolio is available only to employees of Duke Energy Corporation and its affiliates.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.

UNDERLYING FUNDS ("FUNDS"): The Funds of Allmerica Investment Trust, the Portfolios of Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc., the Series of Delaware Group Premium Fund, Inc., the Funds of INVESCO Variable Investment Funds, Inc., and the Portfolio of Morgan Stanley Universal Funds, Inc., which are available under the Certificates.

UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                                    SUMMARY

THE CERTIFICATE

The Certificate issued under a group flexible premium variable life policy offered by this Prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

    - life insurance coverage on the named Insured;

    - Certificate Value;

    - surrender rights and partial withdrawal rights;

    - loan privileges; and

    - in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide Death Benefits, Certificate Values, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

SURRENDER CHARGES

At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The surrender charge may be imposed, depending on the group to which the Policy is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGES FOR THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR AN INCREASE IN FACE AMOUNT

A separate surrender charge may apply to and be calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

This maximum surrender charge with respect to an increase remains level for up to 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

In the event of a decrease in the Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes, and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. See CHARGES AND DEDUCTIONS -- "Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is up to the smaller of 2% of the amount withdrawn, or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $40, may be deducted from the Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See THE CERTIFICATE -- "Change in Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Change in Face Amount."

TRANSFER CHARGE

The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE CERTIFICATE -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Funds. See CHARGES AND DEDUCTIONS -- "Charges Reflected in the Assets of the Separate Account." The levels of fees and expenses vary among the Underlying Investment Funds.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Accounts to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE CERTIFICATE -- "Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See THE CERTIFICATE -- "Change in Face Amount."

The minimum increase in the Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider and Exchange Option Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Certificate Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

CERTIFICATE ISSUANCE

At the time of enrollment, the proposed Insured will complete an enrollment form which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examination, if any, are completed. If the proposed Insured cannot answer the eligibility questions "No," and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right-to-Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be allocated to the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen no later than the expiration of the period during which you may exercise the "Right-to-Examine Certificate" provision.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate, together with its attached enrollment form, constitutes the entire agreement between you and the Company. Net Premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE CERTIFICATE -- "Allocation of Net Premiums."

Premiums allocated to the General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

INVESTMENT OPTIONS

The Certificates permit Net Premiums to be allocated either to the General Account or to the Separate Account. The Separate Account is currently comprised of 23 Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management, of T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc., of the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International, of INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") managed by INVESCO, or of Morgan Stanley Universal Funds, Inc. (Morgan Stanley), managed by Miller, Anderson and Sherrerd, LLP ("MAS"). INVESCO VIF is available only to employees of INVESCO and its affiliates, and the Morgan Stanley Universal Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE CERTIFICATE -- "Transfer Privilege."

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS.

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1997. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                                   MANAGEMENT FEE         OTHER FUND
                                                                     (AFTER ANY       EXPENSES (AFTER ANY
                                                                     VOLUNTARY            APPLICABLE          TOTAL FUND
UNDERLYING FUND                                                       WAIVER)           REIMBURSEMENTS)        EXPENSES
---------------------------------------------------------------  ------------------  ---------------------  ---------------
Select Aggressive Growth Fund..................................         0.89%*                 0.09%             0.98%(1)(3)
Select Capital Appreciation Fund...............................         0.95%*                 0.15%             1.10%(1)
Select Value Opportunity Fund..................................         0.90%**                0.14%             1.04%(1)(3)
Select Emerging Markets Fund (@)...............................         1.35%                  0.65%             2.00%(1)
Select International Equity Fund...............................         0.92%*                 0.20%             1.12%(1)(3)
DGPF International Equity Series...............................         0.75%(4)               0.15%             0.90%(4)
Fidelity VIP Overseas Portfolio................................         0.75%                  0.17%             0.92%(2)
T. Rowe Price International Stock Portfolio....................         1.05%                  0.00%             1.05%
Select Growth Fund.............................................         0.85%                  0.08%             0.93%(1)(3)
Select Strategic Growth Fund (@)...............................         0.85%                  0.13%             0.98%(1)
Growth Fund....................................................         0.46%*                 0.06%             0.52%(1)(3)
Fidelity VIP Growth Portfolio..................................         0.60%                  0.09%             0.69%(2)
Equity Index Fund..............................................         0.31%                  0.13%             0.44%(1)
Select Growth and Income Fund..................................         0.70%*                 0.07%             0.77%(1)(3)
Fidelity VIP Equity-Income Portfolio...........................         0.50%                  0.08%             0.58%(2)
Fidelity VIP II Asset Manager Portfolio........................         0.55%                  0.10%             0.65%(2)
Fidelity VIP High Income Portfolio.............................         0.59%                  0.12%             0.71%
Investment Grade Income Fund...................................         0.44%*                 0.10%             0.54%(1)
Government Bond Fund...........................................         0.50%                  0.17%             0.67%(1)
Money Market Fund..............................................         0.27%                  0.08%             0.35%(1)
INVESCO VIF Industrial Income Fund.............................         0.75%                  0.16%             0.91%(##)
INVESCO VIF Total Return Fund..................................         0.75%                  0.17%             0.92%(##)
Morgan Stanley Fixed Income Portfolio..........................         0.40%                  0.30%             0.70%(+)

* Effective September 1, 1997, the management fee rates for these funds were revised. The management fee ratios shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1997.

(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998. Expenses shown are annualized and are based on estimated amounts for the current fiscal year. Actual expense may be greater or less than shown.

** The Select Value Opportunity Fund was formerly known as the "Small-Mid Cap Value Fund." Effective April 1, 1997, the management fee rate of the former Small-Mid Cap Value Fund was revised. In addition, effective April 1, 1997 and until further notice, the management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The management fee ratio shown above for the Select Value Opportunity Fund has been adjusted to assume that the revised rate and the voluntary limitations took effect on January 1, 1997. Without these adjustments, the management fee ratio and the total fund expense ratio would have been 0.95% and 1.09%, respectively. The management fee limitation may be terminated at any time.

(1) Until further notice, AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1997.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

The declaration of a voluntary expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these funds. These limitations may be terminated at any time.

(2) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.90% for Fidelity VIP Overseas Portfolio and 0.64% for Fidelity VIP II Asset Manager Portfolio.

(3) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total operating expense ratios would have been 0.93% for the Select Aggressive Growth Fund, 1.10% for the Select International Equity Fund, 0.91% for the Select Growth Fund, 0.50% for the Growth Fund, 0.98% for the Select Value Opportunity Fund, and 0.74% for the Select Growth and Income Fund.

(4) Effective July 1, 1997, Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.80% that expired on June 30, 1997. The new limitation will be in effect through October 31, 1998. The fee ratios shown above have been adjusted to assume that the new voluntary limitation took effect on January 1, 1997. In 1997, the actual ratio of total annual expenses of the International Equity Series was 0.85%, and the actual management fee ratio was 0.70%.

(##) Various expenses of the Industrial Income Fund and Total Return Fund were voluntarily absorbed by INVESCO in 1997. If such expenses had not been voluntarily absorbed, the total operating expenses ratios would have been 0.97% and 1.10%, respectively.

(+) MAS has voluntarily agreed to waive its management fees and to reimburse the Fixed Income Portfolio if processing of such fees would cause the total annual operating expense of the portfolio to exceed 0.70% of average daily net assets. This fee waiver is voluntary and may be terminated by MAS at any time without notice.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or
(c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid, including fees and charges, minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in The Face Amount, a right to cancel the increase also applies. See THE CERTIFICATE -- "Free-Look Period."

CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same face amount, issue Age, Date of Issue, and risk classifications as the original Certificate. See THE CERTIFICATE -- "Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE CERTIFICATE -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate year is 75% of an amount equal to the Certificate Value less surrender charge, Monthly Deductions, and interest on the Certificate loan to the end of the Certificate year. Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.

Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Accounts to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See CERTIFICATE LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

Failure to make premium payments will not cause a Certificate to lapse unless:
(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds the Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), the Certificate may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See CERTIFICATE TERMINATION AND REINSTATEMENT.

TAX TREATMENT

The Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on the Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Certificates."

The Certificate offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

The Certificate summarizes the provisions of the group Policy under which it is issued, which has the purpose of providing insurance protection for the Beneficiary named therein. References to Certificate rights and features are intended to represent a Certificate Owner's rights and benefits under the group Policy. This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. Further detail is provided in this Prospectus, the Certificate and the group Policy. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund.

                            PERFORMANCE INFORMATION

The Certificates were first offered to the public in 1995. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I[A] and I[B]), and based on the periods that the Underlying Funds have been in existence (Tables II[A] and II[B]). The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see CHARGES AND DEDUCTIONS.

In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1997. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and invest ment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                                 TEN YEARS
                                                         FOR YEAR                OR SINCE
                                                          ENDED        FIVE      INCEPTION
UNDERLYING FUNDS                                         12/31/97      YEARS     (IF LESS)
Select Emerging Markets Fund                               N/A          N/A         N/A
Select Aggressive Growth Fund                              -97.09%      N/A         -3.84%
Select Capital Appreciation Fund                          -100.00%      N/A         -4.62%
Select Value Opportunity Fund                              -91.46%      N/A         -3.22%
T. Rowe Price International Stock Portfolio               -100.00%      N/A        -52.29%
Fidelity VIP Overseas Portfolio                           -100.00%      N/A        -16.93%
Select International Equity Fund                          -100.00%      N/A        -13.90%
DGPF International Equity Series                          -100.00%      N/A        -71.01%
Fidelity VIP Growth Portfolio                              -92.71%      N/A         -3.55%
Select Growth Fund                                         -83.01%      N/A          1.25%
Select Strategic Growth Fund                               N/A          N/A         N/A
Growth Fund                                                -91.20%      N/A         -2.51%
Equity Index Fund                                          -84.52%      N/A          2.13%
Fidelity VIP Equity-Income Portfolio                       -88.47%      N/A         -3.76%
Select Growth and Income Fund                              -93.61%      N/A         -2.67%
Fidelity VIP II Asset Manager Portfolio                    -95.32%      N/A        -10.12%
Fidelity VIP High Income Portfolio                         -98.05%      N/A        -12.49%
Investment Grade Income Fund                              -100.00%      N/A        -20.75%
Government Bond Fund                                      -100.00%      N/A        -23.08%
Money Market Fund                                         -100.00%      N/A        -25.16%
INVESCO VIF Industrial Income Fund                         -88.41%      N/A        -57.69%
INVESCO VIF Total Return Fund                              -93.24%      N/A        -63.16%

The inception dates for the Sub-Accounts are: 5/1/95 for Growth, for Investment Grade Income, for Money Market, for Equity Index, for Government Bond, for Select Aggressive Growth, for Select Growth, for Select Growth and Income, for Select Value Opportunity, for Select International Equity, for Fidelity VIP Equity-Income, for Fidelity VIP Growth, for Fidelity VIP High Income, for Fidelity VIP Overseas and for Fidelity VIP II Asset Manager; 5/3/95 for the Select Capital Appreciation Fund; 7/2/96 for DGPF International Equity; 2/12/96 for the T. Rowe Price International Stock; and 7/2/96 for INVESCO VIF Industrial Income and for INVESCO VIF Total Return. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                    TEN YEARS
                                                         FOR YEAR                   OR SINCE
                                                           ENDED        FIVE        INCEPTION
UNDERLYING FUNDS                                         12/31/97       YEARS       (IF LESS)
Select Emerging Markets Fund                                N/A          N/A           N/A
Select Aggressive Growth Fund                               17.94%       N/A           22.62%
Select Capital Appreciation Fund                            13.54%       N/A           22.09%
Select Value Opportunity Fund                               24.04%       N/A           23.16%
T. Rowe Price International Stock Portfolio                  2.42%       N/A            6.99%
Fidelity VIP Overseas Portfolio                             10.83%       N/A           11.41%
Select International Equity Fund                             3.97%       N/A           13.97%
DGPF International Equity Series                             5.91%       N/A           10.12%
Fidelity VIP Growth Portfolio                               22.68%       N/A           22.87%
Select Growth Fund                                          33.19%       N/A           27.08%
Select Strategic Growth Fund                                N/A          N/A           N/A
Growth Fund                                                 24.32%       N/A           23.78%
Equity Index Fund                                           31.55%       N/A           27.85%
Fidelity VIP Equity-Income Portfolio                        27.28%       N/A           22.69%
Select Growth and Income Fund                               21.71%       N/A           23.64%
Fidelity VIP II Asset Manager Portfolio                     19.86%       N/A           17.19%
Fidelity VIP High Income Portfolio                          16.90%       N/A           15.17%
Investment Grade Income Fund                                 8.74%       N/A            8.22%
Government Bond Fund                                         6.38%       N/A            6.30%
Money Market Fund                                            4.78%       N/A            4.60%
INVESCO VIF Industrial Income Fund                          27.34%       N/A           24.09%
INVESCO VIF Total Return Fund                               22.11%       N/A           19.09%

The inception dates for the Sub-Accounts are: 5/1/95 for Growth, for Investment Grade Income, for Money Market, for Equity Index, for Government Bond, for Select Aggressive Growth, for Select Growth, for Select Growth and Income, for Select Value Opportunity, for Select International Equity, for Fidelity VIP Equity-Income, for Fidelity VIP Growth, for Fidelity VIP High Income, for Fidelity VIP Overseas and for Fidelity VIP II Asset Manager; 5/3/95 for the Select Capital Appreciation Fund; 7/2/96 for DGPF International Equity; 2/12/96 for the T. Rowe Price International Stock; 7/2/96 for INVESCO VIF Industrial Income and for INVESCO VIF Total Return. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A):
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                        TEN YEARS
                                                 FOR YEAR                OR SINCE
                                                  ENDED       FIVE      INCEPTION
UNDERLYING FUNDS                                 12/31/97     YEARS     (IF LESS)
Select Emerging Markets Fund                       N/A         N/A         N/A
Select Aggressive Growth Fund                      -97.09%     11.26%       14.29%
Select Capital Appreciation Fund                  -100.00%     N/A          -4.18%
Select Value Opportunity Fund                      -91.46%     N/A          10.28%
T. Rowe Price International Stock Portfolio       -100.00%     N/A          -3.43%
Fidelity VIP Overseas Portfolio                   -100.00%      8.59%        6.20%
Select International Equity Fund                  -100.00%     N/A          -0.92%
DGPF International Equity Series                  -100.00%      6.12%        5.88%
Fidelity VIP Growth Portfolio                      -92.71%     12.46%       13.93%
Select Growth Fund                                 -83.01%      9.62%       11.09%
Select Strategic Growth Fund                       N/A         N/A         N/A
Growth Fund                                        -91.20%     10.83%       13.85%
Equity Index Fund                                  -84.52%     13.99%       15.51%
Fidelity VIP Equity-Income Portfolio               -88.47%     14.62%       13.45%
Select Growth and Income Fund                      -93.61%     11.03%       10.08%
Fidelity VIP II Asset Manager Portfolio            -95.32%      7.45%        8.90%
Fidelity VIP High Income Portfolio                 -98.05%      8.38%        9.46%
Investment Grade Income Fund                      -100.00%      1.98%        5.76%
Government Bond Fund                              -100.00%      0.43%        2.16%
Money Market Fund                                 -100.00%     -0.82%        2.27%
INVESCO VIF Industrial Income Fund                 -88.41%     N/A           9.89%
INVESCO VIF Total Return Fund                      -93.24%     N/A           3.96%

The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for the T. Rowe Price International Stock; 8/10/94 for INVESCO VIF Industrial Income; and 6/2/94 for INVESCO VIF Total Return. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                               TEN YEARS
                                                      FOR YEAR                 OR SINCE
                                                        ENDED       FIVE       INCEPTION
UNDERLYING FUNDS                                      12/31/97      YEARS      (IF LESS)
Select Emerging Markets Fund                             N/A         N/A          N/A
Select Aggressive Growth Fund                            17.94%      16.04%       18.79%
Select Capital Appreciation Fund                         13.54%      N/A          22.09%
Select Value Opportunity Fund                            24.04%      N/A          16.17%
T. Rowe Price International Stock Portfolio               2.42%      N/A           7.37%
Fidelity VIP Overseas Portfolio                          10.83%      13.38%        8.91%
Select International Equity Fund                          3.97%      N/A          10.42%
DGPF International Equity Series                          5.91%      10.92%       10.57%
Fidelity VIP Growth Portfolio                            22.68%      17.23%       16.43%
Select Growth Fund                                       33.19%      14.40%       15.61%
Select Strategic Growth Fund                             N/A         N/A          N/A
Growth Fund                                              24.32%      15.61%       16.36%
Equity Index Fund                                        31.55%      18.76%       18.90%
Fidelity VIP Equity-Income Portfolio                     27.28%      19.38%       15.96%
Select Growth and Income Fund                            21.71%      15.81%       14.61%
Fidelity VIP II Asset Manager Portfolio                  19.86%      12.24%       12.00%
Fidelity VIP High Income Portfolio                       16.90%      13.17%       12.07%
Investment Grade Income Fund                              8.74%       6.81%        8.48%
Government Bond Fund                                      6.38%       5.27%        6.19%
Money Market Fund                                         4.78%       4.03%        5.11%
INVESCO VIF Industrial Income Fund                       27.34%      N/A          22.59%
INVESCO VIF Total Return Fund                            22.11%      N/A          15.63%

The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for the T. Rowe Price International Stock; 8/10/94 for INVESCO VIF Industrial Income; and 6/2/94 for INVESCO VIF Total Return. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000 ("Principal Office"). Prior to October 1, 1995, the Company was known as SMA Life Assurance Company. As of December 31, 1997, the Company had over $9.4 billion in assets. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), formerly State Mutual Life Assurance Company of America, 440 Lincoln Street, Worcester, Massachusetts. First Allmerica, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

The assets used to fund the variable portion of the Certificates are set aside in the Separate Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 23 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Allmerica Investment Trust, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., the Delaware Group Premium Fund, Inc., the INVESCO Variable Investment Fund, Inc., or the Morgan Stanley Universal Funds, Inc.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust, formerly SMA Investment Trust (the "Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established as a Massachusetts business trust on October 11, 1984 for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other affiliated insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Certificates, each issuing a series of shares:
Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Investment Grade Income Fund, Government Bond Fund, and Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

AFIMS serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See INVESTMENT ADVISORY SERVICES.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Certificates: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment management fee to FMR. See "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds."

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Certificates: the Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (see "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Certificates: the T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio is available under the Certificates: the International Equity Series ("Series"). The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, management investment company that was organized as a Maryland corporation on August 19, 1993, and is registered with the SEC under the 1940 Act. INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser of the Industrial Income Fund and the Total Return Fund, the only Funds of INVESCO VIF that are available under the Certificates. These two Funds are available only to employees of INVESCO and its affiliates.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Morgan Stanley Universal Funds, Inc. ("Morgan Stanley") is an open-end, management investment company that was organized as a Maryland corporation, and is registered with the SEC under the 1940 Act. Miller Anderson & Sherrerd, LLP ("MAS") is the investment adviser for the Morgan Stanley Fixed Income Portfolio. The Morgan Stanley Fixed Income Portfolio is the only portfolio of Morgan Stanley Universal Funds, Inc. that is available under the Certificates. This Portfolio is available only to employees of Duke Energy Corporation and its affiliates.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies.

GROWTH FUND -- is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

THE FOLLOWING FUNDS OF INVESCO VARIABLE INVESTMENT FUNDS, INC. ARE AVAILABLE ONLY TO EMPLOYEES OF INVESCO AND ITS AFFILIATES:

INVESCO VIF INDUSTRIAL INCOME FUND -- seeks the best possible current income while following sound investment practices. Capital growth potential is an additional but secondary consideration in the selection of portfolio securities. The Fund seeks to achieve its objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation.

INVESCO VIF TOTAL RETURN FUND -- seeks a high total return on investment through capital appreciation and current income by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

THE FOLLOWING PORTFOLIO OF MORGAN STANLEY UNIVERSAL FUNDS, INC. IS AVAILABLE ONLY TO EMPLOYEES OF DUKE ENERGY CORPORATION AND ITS AFFILIATES:

FIXED INCOME PORTFOLIO -- seeks above-average return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Mortgage-Backed Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives as further described in the Morgan Stanley Universal Funds, Inc. prospectus. The Portfolio's average weighted maturity will ordinarily exceed five years, and will usually be between five and fifteen years.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trust has entered into a Management Agreement with AFIMS, an indirect wholly owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

Select Aggressive Growth Fund  First $100 million       1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Capital Appreciation    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Value Opportunity Fund  First $100 million       1.00%
                               Next $150 million        0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Emerging Markets Fund   *                        1.35%

Select International Equity    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Growth Fund             *                        0.85%

Select Strategic Growth Fund   *                        0.85%

Growth Fund                    First $250 million       0.60%
                               Next $250 million        0.40%
                               Over $500 million        0.35%

Equity Index Fund              First $50 million        0.35%
                               Next $200 million        0.30%
                               Over $250 million        0.25%

Select Growth and Income Fund  First $100 million       0.75%
                               Next $150 million        0.70%
                               Next $250 million        0.65%
                               Over $500 million        0.65%

Investment Grade Income Fund   First $50 million        0.50%
                               Next $50 million         0.45%
                               Over $100 million        0.40%

Government Bond Fund           *                        0.50%

Money Market Fund              First $50 million        0.35%
                               Next $200 million        0.25%
                               Over $250 million        0.20%

* For the Select Emerging Markets Fund, the Select Growth Fund, the Select Strategic Growth Fund, and the Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund. AFIMS' fee computed for each Fund will be paid from the assets of such Fund. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.

The prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and paid to the Sub-Advisers, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II FUNDS

For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas and the Fidelity VIP II Asset Manager Portfolios' fee rates are each made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.45% for the Fidelity VIP Overseas Portfolio and 0.25% for the Fidelity VIP II Asset Manager Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee of as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee of as high as 0.97% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee of as high as 0.77% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $30 billion under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

INVESTMENT ADVISORY SERVICES TO INVESCO VIF

INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for INVESCO VIF, and is primarily responsible for providing various investment management administration services and supervising daily business affairs. The Industrial Income Fund and the Total Return Fund each pay INVESCO a monthly fee equal to 0.75% annually of the first $500 million of the Fund's average daily net assets; 0.65% of the next $500 million of the Fund's average net assets and 0.55% of the Fund's average net assets in excess of $1 billion. The prospectus of INVESCO VIF contains additional information concerning other expenses paid by the Funds.

INVESTMENT ADVISORY SERVICES TO MORGAN STANLEY

Miller Anderson & Sherrerd, LLP ("MAS") is the investment adviser for the Morgan Stanley Fixed Income Portfolio. MAS makes the Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions, and generally manages the Portfolio's investments. MAS is entitled to receive a management fee from the Morgan Stanley Fixed Income Portfolio, payable quarterly, at an annual rate of 0.40% of the first $500 million of the Portfolio's average daily net assets; 0.35% from $500 million to $1 billion of the Portfolio's average daily net assets and 0.30% of the Portfolio's net assets in excess of $1 billion.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price, the Series of DGPF, the Funds of INVESCO VIF and the Portfolio of Morgan Stanley are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the

Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Certificate Owners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

                                THE CERTIFICATE

ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Certificate provides for a full refund of the initial payment under its "Right-to-Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be transferred to the Sub-Account investing in the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right-to-Examine Certificate" provision. If the "Payor Provision" is in effect, (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Payor Provisions"), Payor premiums which are not "excess premiums" will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will, within seven days, mail a refund. (The refund of any premium paid by check may be delayed until the check has cleared your bank.) If the Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or
(b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If the Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid, including fees and charges, minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account.

After an increase in the Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed, (b) 10 days after you receive the new specifications pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you. Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Separate Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE TERMINATION AND REINSTATEMENT.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%. You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Certificate Owner identify themselves by name and identify the Certificate Owner by name, date of birth and social security number. All transfer instructions by telephone are tape recorded. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE CERTIFICATE -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Transfers involving the General Account are currently permitted only if:

(a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

(b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Certificate.

These rules are subject to change by the Company.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option"), or (b) to automatically reallocate Certificate Value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITATIONS

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a minimum death benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the minimum Death Benefit relative to the Certificate Value are different. Required increases in the minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 - LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

DEATH PROCEEDS

As long as the Certificate remains in force (see CERTIFICATE TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                          MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

 Age of Insured                                                  Percentage of
on Date of Death                                               Certificate Value
-------------------------------------------------------------  -----------------
40 and under.................................................           250%
45...........................................................           215%
50...........................................................           185%
55...........................................................           150%
60...........................................................           130%
65...........................................................           120%
70...........................................................           115%
75...........................................................           105%
80...........................................................           105%
85...........................................................           105%
90...........................................................           105%
95 and above.................................................           100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Minimum Death Benefit of $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027

(rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Minimum Death Benefit will be $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made. If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See THE CERTIFICATE -- "Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See APPENDIX B -- PAYMENT OPTIONS.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

For important tax considerations which may result from surrender see FEDERAL TAX CONSIDERATIONS.

PAID-UP INSURANCE OPTION

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.

    - We will not allow transfers of Certificate Value from the General Account back to the Separate Account.

    - You may not make further payments.

    - You may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt. We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges On Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See THE CERTIFICATE -- "Charge for Change in Face Amount."

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE

If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face

Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

       - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3, or

       - the Face Amount plus the Certificate Value under Death Benefit Option
         2.

When the Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount. See THE CERTIFICATE -- "Change in Face Amount: Decreases."

COST OF INSURANCE RATES

This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting

Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT

Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO VIF and Morgan Stanley contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where
(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in the Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charges.

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year. See THE CERTIFICATE -- "Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). The current credited rate is 7.1%, 8% for preferred loans. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    - a written enrollment form for reinstatement,

    - Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

    - an amount equal to the Certificate Value less Debt on the date of default; MINUS

    - the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

The following Certificate provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York

Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION                        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director (since 1996), Assistant Secretary (since 1992),
  Director                          and Vice President (since 1984) of First Allmerica

Abigail M. Armstrong                Secretary (since 1996), and Counsel (since 1991) of
  Secretary and Counsel             First Allmerica

Robert E. Bruce                     Director and Chief Information Officer (since 1997),Vice
  Director, Vice President and      President (since 1995) of First Allmerica; Corporate
  Chief Information Officer         Manager (1979 to 1995) of Digital Equipment Corporation

John P. Kavanaugh                   Director and Chief Investment Officer (since 1996) and
  Director, Vice President and      Vice President (since 1991) of First Allmerica
  Chief Investment Officer

John F. Kelly                       Director (since 1996), General Counsel (since 1981),
  Director, Vice President and      Senior Vice President and Assistant Secretary (since
  General Counsel                   1986) of First Allmerica

J. Barry May                        Director and President (since 1996) of First Allmerica;
  Director                          Vice President (1993 to 1996), and General Manager (1989
                                    to 1993) of The Hanover Insurance Company

James R. McAuliffe                  Director (since 1996) of First Allmerica; Director
  Director                          (since 1992), President (since 1994), and CEO (since
                                    1996) of Citizens Insurance Company of America; Vice
                                    President (1982 to 1994) and Chief Investment Officer
                                    (1986 to 1994) of First Allmerica

John F. O'Brien
  Director and Chairman of the      Director, Chairman of the Board, President and Chief
  Board                             Executive Officer (since 1989) of First Allmerica

Edward J. Parry, III
  Director, Vice President,         Director and Chief Financial Officer (since 1996), and
  Treasurer,                        Vice President and Treasurer (since 1993) of First
  and Chief Financial Officer       Allmerica

Richard M. Reilly                   Director (since 1996), Vice President (since 1990), of
  Director, President and           First Allmerica; Director (since 1990) of Allmerica
  Chief Executive Officer           Investments, Inc.; and Director and President (since
                                    1990) of Allmerica Financial Investment Management
                                    Services, Inc.

Eric A. Simonsen                    Director (since 1996), Vice President (since 1990), and
  Director and Vice President       Chief Financial Officer (1990 to 1996) of First
                                    Allmerica

Phillip E. Soule                    Director (since 1996), and Vice President (since 1987)
  Director                          of First Allmerica

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Separate Account. With respect to the T. Rowe Price International Stock Portfolio and the Morgan Stanley Fixed Income Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Separate Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in the specified Face Amount, changes in the Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you.

The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, and the financial statements for the Group VEL Account as of December 31, 1997 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Certificates.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company will review periodically the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "Modified Endowment Contracts".

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

CERTIFICATE LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies or certificates covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level premiums.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under the Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CERTIFICATE LOANS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in this Prospectus beginning immediately after this section. The financial statements of the Company and for the Separate Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts

February 3, 1998

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1997      1996
 -----------------------------------------------  -------   -------
 REVENUES
   Premiums.....................................  $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    212.2     176.2
     Net investment income......................    164.2     171.7
     Net realized investment gains (losses).....      2.9      (3.6)
     Other income...............................      1.4       0.9
                                                  -------   -------
         Total revenues.........................    403.5     377.9
                                                  -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    187.8     192.6
     Policy acquisition expenses................      2.8      49.9
     Loss from cession of disability income
       business.................................     53.9     --
     Other operating expenses...................    101.3      86.6
                                                  -------   -------
         Total benefits, losses and expenses....    345.8     329.1
                                                  -------   -------
 Income before federal income taxes.............     57.7      48.8
                                                  -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     13.9      26.9
     Deferred...................................      7.1      (9.8)
                                                  -------   -------
         Total federal income tax expense.......     21.0      17.1
                                                  -------   -------
 Net income.....................................  $  36.7   $  31.7
                                                  -------   -------
                                                  -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1997        1996
 --------------------------------------------------------  ----------   ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,340.5 and $1,660.2)............................  $  1,402.5   $ 1,698.0
     Equity securities at fair value (cost of $34.4 and
       $33.0)............................................        54.0        41.5
     Mortgage loans......................................       228.2       221.6
     Real estate.........................................        12.0        26.1
     Policy loans........................................       140.1       131.7
     Other long term investments.........................        20.3         7.9
                                                           ----------   ---------
         Total investments...............................     1,857.1     2,126.8
                                                           ----------   ---------
   Cash and cash equivalents.............................        31.1        18.8
   Accrued investment income.............................        34.2        37.7
   Deferred policy acquisition costs.....................       765.3       632.7
   Reinsurance receivables on paid and unpaid losses,
     benefits and unearned premiums......................       251.1        81.5
   Other assets..........................................        10.7         8.2
   Separate account assets...............................     7,567.3     4,524.0
                                                           ----------   ---------
         Total assets....................................  $ 10,516.8   $ 7,429.7
                                                           ----------   ---------
                                                           ----------   ---------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,097.3   $ 2,171.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        18.5        16.1
     Unearned premiums...................................         1.8         2.7
     Contractholder deposit funds and other policy
       liabilities.......................................        32.5        32.8
                                                           ----------   ---------
         Total policy liabilities and accruals...........     2,150.1     2,222.9
                                                           ----------   ---------
   Expenses and taxes payable............................        77.6        77.3
   Reinsurance premiums payable..........................         4.9      --
   Deferred federal income taxes.........................        75.9        60.2
   Separate account liabilities..........................     7,567.3     4,523.6
                                                           ----------   ---------
         Total liabilities...............................     9,875.8     6,884.0
                                                           ----------   ---------
   Commitments and contingencies (Note 13)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,521 and 2,518 shares issued and
     outstanding.........................................         2.5         2.5
   Additional paid in capital............................       386.9       346.3
   Unrealized appreciation on investments, net...........        38.5        20.5
   Retained earnings.....................................       213.1       176.4
                                                           ----------   ---------
         Total shareholder's equity......................       641.0       545.7
                                                           ----------   ---------
         Total liabilities and shareholder's equity......  $ 10,516.8   $ 7,429.7
                                                           ----------   ---------
                                                           ----------   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1997      1996
 -----------------------------------------------  -------   -------
 COMMON STOCK
     Balance at beginning of period.............  $   2.5   $   2.5
     Issued during year.........................    --        --
                                                  -------   -------
     Balance at end of period...................      2.5       2.5
                                                  -------   -------
 ADDITIONAL PAID IN CAPITAL
     Balance at beginning of period.............    346.3     324.3
     Contribution from Parent...................     40.6      22.0
                                                  -------   -------
     Balance at end of period...................    386.9     346.3
                                                  -------   -------
 RETAINED EARNINGS
     Balance at beginning of period.............    176.4     144.7
     Net income.................................     36.7      31.7
                                                  -------   -------
     Balance at end of period...................    213.1     176.4
                                                  -------   -------
 NET UNREALIZED APPRECIATION ON INVESTMENTS
     Balance at beginning of period.............     20.5      23.8
     Net appreciation (depreciation) on
       available for sale securities............     27.0      (5.1)
     (Provision) benefit for deferred federal
       income taxes.............................     (9.0)      1.8
                                                  -------   -------
     Balance at end of period...................     38.5      20.5
                                                  -------   -------
         Total shareholder's equity.............  $ 641.0   $ 545.7
                                                  -------   -------
                                                  -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1997       1996
 --------------------------------------------  --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................      (2.9)       3.6
         Net amortization and depreciation...     --           3.5
         Loss from cession of disability
           income business...................      53.9      --
         Deferred federal income taxes.......       7.1       (9.8)
         Payment related to cession of
           disability income business........    (207.0)     --
         Change in deferred acquisition
           costs.............................    (181.3)     (66.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................       3.9       (0.2)
         Change in accrued investment
           income............................       3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     (72.4)     (39.9)
         Change in reinsurance receivable....      22.1       (1.5)
         Change in expenses and taxes
           payable...........................       0.2       32.3
         Separate account activity, net......       0.4       10.5
         Other, net..........................      (7.5)      (0.2)
                                               --------   --------
             Net used in operating
               activities....................    (343.3)     (35.6)
                                               --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     909.7      809.4
     Proceeds from disposals of equity
       securities............................       2.4        1.5
     Proceeds from disposals of other
       investments...........................      23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (579.7)    (795.8)
     Purchase of equity securities...........      (3.2)     (13.2)
     Purchase of other investments...........     (79.4)     (36.2)
     Other investing activities, net.........     --          (2.0)
                                               --------   --------
         Net cash provided by investing
           activities........................     336.4       15.1
                                               --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      19.2       22.0
                                               --------   --------
         Net cash provided by financing
           activities........................      19.2       22.0
                                               --------   --------
 Net change in cash and cash equivalents.....      12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      18.8       17.3
                                               --------   --------
 Cash and cash equivalents, end of period....  $   31.1   $   18.8
                                               --------   --------
                                               --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $  --      $    3.4
     Income taxes paid.......................  $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company and its results of operations for the month of December, 1997. Somerset Square, Inc. was transferred from SMAFCO effective November 30, 1997. (See Significant Transactions.)

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made to the 1996 financial statements in order to conform to the 1997 presentation.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period.

The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC and AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. Allmerica P&C and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, Allmerica P&C and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, FINANCIAL REPORTING FOR SEGMENTS OF A BUSINESS ENTERPRISE. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, REPORTING COMPREHENSIVE INCOME, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During the 4th quarter of 1997, SMAFCO contributed $40.6 million of additional paid in capital to the Company. The nature of the contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1997
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31,                              AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......   $    6.3      $  .5      $--       $    6.8
States and political subdivisions.......        2.8         .2       --            3.0
Foreign governments.....................       50.1        2.0       --           52.1
Corporate fixed maturities..............    1,147.5       58.7        3.3      1,202.9
Mortgage-backed securities..............      133.8        5.2        1.3        137.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,340.5      $66.6      $ 4.6     $1,402.5
                                          ----------   --------   ---------   --------
Equity securities.......................   $   34.4      $19.9      $ 0.3     $   54.0
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

                                                              1996
                                          --------------------------------------------
U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of these assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of these assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1997
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------
Due in one year or less.....................................  $   63.0   $   63.5
Due after one year through five years.......................     328.8      343.9
Due after five years through ten years......................     649.5      679.9
Due after ten years.........................................     299.2      315.2
                                                              ---------  ---------
Total.......................................................  $1,340.5   $1,402.5
                                                              ---------  ---------
                                                              ---------  ---------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                               PROCEEDS
                                                                 FROM
FOR THE YEARS ENDED DECEMBER 31,                              VOLUNTARY        GROSS       GROSS
(IN MILLIONS)                                                   SALES          GAINS       LOSSES
------------------------------------------------------------  ----------      ------       ------
1997
Fixed maturities............................................    $702.9         $ 11.4      $  5.0
Equity securities...........................................    $  1.3         $  0.5      $ --

1996
Fixed maturities............................................    $496.6         $  4.3      $  8.3
Equity securities...........................................    $  1.5         $  0.4      $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31,                                 FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1997
Net appreciation, beginning of year.........................    $ 12.7         $  7.8      $ 20.5
Net appreciation on available-for-sale securities...........      24.3           12.5        36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)          --          (9.8)
Provision for deferred federal income taxes.................      (5.1)          (3.9)       (9.0)
                                                              ----------      -----        ------
                                                                   9.4            8.6        18.0
                                                              ----------      -----        ------
Net appreciation, end of year...............................    $ 22.1         $ 16.4      $ 38.5
                                                              ----------      -----        ------
                                                              ----------      -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1996                            FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
Net appreciation, beginning of year.........................    $ 20.4         $  3.4      $ 23.8
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)           6.7       (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0           --           9.0
Benefit (provision) for deferred federal income taxes.......       4.1           (2.3)        1.8
                                                              ----------      -----        ------
                                                                  (7.7)           4.4        (3.3)
                                                              ----------      -----        ------
Net appreciation, end of year...............................    $ 12.7         $  7.8      $ 20.5
                                                              ----------      -----        ------
                                                              ----------      -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Mortgage loans..............................................    $228.2         $221.6
Real estate:
  Held for sale.............................................      12.0           26.1
  Held for production of income.............................      --             --
                                                              ----------     ------
    Total real estate.......................................    $ 12.0         $ 26.1
                                                              ----------     ------
Total mortgage loans and real estate........................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------

Reserves for mortgage loans were $9.4 million and $9.5 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $18.7 million. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Property type:
  Office building...........................................    $101.7         $ 86.1
  Residential...............................................      19.3           39.0
  Retail....................................................      42.2           55.9
  Industrial/warehouse......................................      61.9           52.6
  Other.....................................................      24.5           25.3
  Valuation allowances......................................      (9.4)         (11.2)
                                                              ----------     ------
Total.......................................................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------
Geographic region:
  South Atlantic............................................    $ 68.7         $ 72.9
  Pacific...................................................      56.6           37.0
  East North Central........................................      61.4           58.3
  Middle Atlantic...........................................      29.8           35.0
  West South Central........................................       6.9            5.7
  New England...............................................      12.4           21.9
  Other.....................................................      13.8           28.1
  Valuation allowances......................................      (9.4)         (11.2)
                                                              ----------     ------
Total.......................................................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $52.0 million; 1999 -- $17.1 million; 2000 -- $46.3 million; 2001 -- $7.0 million; 2002 -- $11.7 million; and $94.1 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED DECEMBER 31,                               BALANCE AT                                    BALANCE AT
(IN MILLIONS)                                                 JANUARY 1      ADDITIONS      DEDUCTIONS      DECEMBER 31
------------------------------------------------------------  ----------   -------------   -------------   -------------
1997
Mortgage loans..............................................    $  9.5         $  1.1          $  1.2          $  9.4
Real estate.................................................       1.7            3.7             5.4            --
                                                               -----            ---             ---           -----
    Total...................................................    $ 11.2         $  4.8          $  6.6          $  9.4
                                                               -----            ---             ---           -----
                                                               -----            ---             ---           -----

1996
Mortgage loans..............................................    $ 12.5         $  4.5          $  7.5          $  9.5
Real estate.................................................       2.1           --               0.4             1.7
                                                               -----            ---             ---           -----
    Total...................................................    $ 14.6         $  4.5          $  7.9          $ 11.2
                                                               -----            ---             ---           -----
                                                               -----            ---             ---           -----

Deductions of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect writedowns to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $20.6 million and $21.5 million, with related reserves of $7.1 million and $7.3 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.2 million and $3.4 million as of December 31, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1997, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $130.0         $137.2
Mortgage loans..............................................      20.4           22.0
Equity securities...........................................       1.3            0.7
Policy loans................................................      10.8           10.2
Real estate.................................................       3.9            6.2
Other long-term investments.................................       1.0            0.8
Short-term investments......................................       1.4            1.4
                                                              ----------     ------
Gross investment income.....................................     168.8          178.5
Less investment expenses....................................      (4.6)          (6.8)
                                                              ----------     ------
Net investment income.......................................    $164.2         $171.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, mortgage loans on non-accrual status were $2.8 million, which were all restructured loans. There were no fixed maturities on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $21.1 million and $25.4 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.9 million and $3.6 million in 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $2.1 million and $2.2 million in 1997 and 1996, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $  3.0         $ (3.3)
Mortgage loans..............................................      (1.1)          (3.2)
Equity securities...........................................       0.5            0.3
Real estate.................................................      (1.5)           2.5
Other.......................................................       2.0            0.1
                                                              ----------     ------
Net realized investment losses..............................    $  2.9         $ (3.6)
                                                              ----------     ------
                                                              ----------     ------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1997                    1996
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   31.1    $   31.1    $   18.8    $   18.8
  Fixed maturities..........................................   1,402.5     1,402.5     1,698.0     1,698.0
  Equity securities.........................................      54.0        54.0        41.5        41.5
  Mortgage loans............................................     228.2       239.8       221.6       229.3
  Policy loans..............................................     140.1       140.1       131.7       131.7
  Reinsurance receivables...................................     251.1       251.1        72.5        72.5
                                                              ---------   ---------   ---------   ---------
                                                              $2,107.0    $2,118.6    $2,184.1    $2,191.8
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual annuity contracts..............................     876.0       850.6       910.2       885.9
  Supplemental contracts without life contingencies.........      15.3        15.3        15.9        15.9
  Other individual contract deposit funds...................       0.3         0.3         0.3         0.3
                                                              ---------   ---------   ---------   ---------
                                                              $  891.6    $  866.2    $  926.4    $  902.1
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  DEBT

In 1997 the Company incurred no debt. During 1996, the Company utilized repurchase agreements to finance certain investments.

Interest expense was $3.4 million in 1996, relating to the repurchase agreements, and is recorded in other operating expenses.

7.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------      ------
Federal income tax expense (benefit)
  Current...................................................    $ 13.9         $ 26.9
  Deferred..................................................       7.1           (9.8)
                                                               -----          -----
Total.......................................................    $ 21.0         $ 17.1
                                                               -----          -----
                                                               -----          -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes. The deferred tax (assets) liabilities are comprised of the following at December 31, 1997:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Deferred tax (assets) liabilitie
  Loss reserves.............................................    $(175.8)       $(137.0)
  Deferred acquisition costs................................     226.4          186.9
  Investments, net..........................................      27.0           14.2
  Bad debt reserve..........................................      (2.0)          (1.1)
  Other, net................................................       0.3           (2.8)
                                                              ----------   -------------
  Deferred tax liability, net...............................    $ 75.9         $ 60.2
                                                              ----------   -------------
                                                              ----------   -------------

Gross deferred income tax liabilities totaled $253.7 million and $201.1 million at December 31, 1997 and 1996. Gross deferred income tax assets totaled $177.8 million and $140.9 at December 31, 1997 and 1996.

Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

8.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $124.1 million and $112.4 million in 1997 and 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $15.0 million and $13.3 million at December 31, 1997 and 1996.

9.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

At January 1, 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

10.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The effects of reinsurance were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Insurance premiums:
  Direct....................................................    $ 48.8         $ 53.3
  Assumed...................................................       2.6            3.1
  Ceded.....................................................     (28.6)         (23.7)
                                                              ----------     ------
Net premiums................................................    $ 22.8         $ 32.7
                                                              ----------     ------
                                                              ----------     ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................    $226.0         $206.4
  Assumed...................................................       4.2            4.5
  Ceded.....................................................     (42.4)         (18.3)
                                                              ----------     ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................    $187.8         $192.6
                                                              ----------     ------
                                                              ----------     ------

11.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Balance at beginning of year................................    $632.7         $555.7
  Acquisition expenses deferred.............................     184.1          116.6
  Amortized to expense during the year......................     (53.0)         (49.9)
  Adjustment to equity during the year......................     (10.2)          10.3
  Adjustment for cession of disability income insurance.....     (38.6)          --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........      50.3           --
                                                              ----------     ------
Balance at end of year......................................    $765.3         $632.7
                                                              ----------     ------
                                                              ----------     ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

12.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $219.9 million and $226.2 million at December 31, 1997 and 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $-0- million in 1997 and $3.2 million in 1996. Due to the reinsurance agreement whereby the Company has ceded substantially all of its accident and health business to the Metropolitan, management believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

13.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against Allmerica Financial Corp. and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in the early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

14.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Statutory net income........................................    $ 31.5         $  5.4
Statutory Surplus...........................................    $307.1         $234.0
                                                              ----------     ------
                                                              ----------     ------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Growth, Investment Grade Income, Money Market, Equity Index, Government Bond, Select Aggressive Growth, Select Growth and Income, Select Value Opportunity, Select International Equity, Select Capital Appreciation, Fidelity VIP High Income, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Asset Manager, T. Rowe Price International Stock, DGPF International Equity, INVESCO Industrial Income, INVESCO Total Return, and Morgan Stanley Fixed Income) constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts

March 25, 1998

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                             INVESTMENT                       EQUITY
                                                GROWTH      GRADE INCOME    MONEY MARKET       INDEX      GOVERNMENT BOND
                                              -----------   ------------   --------------   -----------   ---------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $1,775,306     $9,844,560     $28,500,493     $8,543,950      $  39,610
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............           --            --               --            --              --
Investment in shares of T. Rowe Price
  International Series, Inc.................           --            --               --            --              --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................           --            --               --            --              --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................           --            --               --            --              --
Investment in shares of Morgan Stanley
  Universal Funds, Inc......................           --            --               --            --              --
Receivable from Allmerica Financial Life
  Insurance and Annuity
  Company (Sponsor).........................            8            55               --            --              --
                                              -----------   ------------   --------------   -----------   ---------------
  Total assets..............................    1,775,314     9,844,615       28,500,493     8,543,950          39,610

LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and
  Annuity Company (Sponsor).................           --            --               29            50              --
                                              -----------   ------------   --------------   -----------   ---------------
  Net assets................................   $1,775,314     $9,844,615     $28,500,464     $8,543,900      $  39,610
                                              -----------   ------------   --------------   -----------   ---------------
                                              -----------   ------------   --------------   -----------   ---------------

Net asset distribution by category:
  Variable life policies....................   $1,775,314     $9,844,364     $28,500,464     $8,543,900      $  39,610
  Value of investment by Allmerica Financial
    Life Insurance and
    Annuity Company (Sponsor)...............           --           251               --            --              --
                                              -----------   ------------   --------------   -----------   ---------------
                                               $1,775,314     $9,844,615     $28,500,464     $8,543,900      $  39,610
                                              -----------   ------------   --------------   -----------   ---------------
                                              -----------   ------------   --------------   -----------   ---------------

  Units outstanding, December 31, 1997......      987,111     7,835,199       24,839,712     4,357,081          33,062
  Net asset value per unit, December 31,
    1997....................................   $ 1.798494     $1.256428      $  1.147375     $1.960923       $1.197968

                                                   SELECT
                                              AGGRESSIVE GROWTH   SELECT GROWTH
                                              -----------------   -------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      $ 239,055         $6,982,157
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............             --                --
Investment in shares of T. Rowe Price
  International Series, Inc.................             --                --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................             --                --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................             --                --
Investment in shares of Morgan Stanley
  Universal Funds, Inc......................             --                --
Receivable from Allmerica Financial Life
  Insurance and Annuity
  Company (Sponsor).........................             --                --
                                              -----------------   -------------
  Total assets..............................        239,055         6,982,157
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and
  Annuity Company (Sponsor).................             --                50
                                              -----------------   -------------
  Net assets................................      $ 239,055         $6,982,107
                                              -----------------   -------------
                                              -----------------   -------------
Net asset distribution by category:
  Variable life policies....................      $ 239,055         $6,982,107
  Value of investment by Allmerica Financial
    Life Insurance and
    Annuity Company (Sponsor)...............             --                --
                                              -----------------   -------------
                                                  $ 239,055         $6,982,107
                                              -----------------   -------------
                                              -----------------   -------------
  Units outstanding, December 31, 1997......        136,320         3,619,339
  Net asset value per unit, December 31,
    1997....................................      $1.753627         $1.929111

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                SELECT                        SELECT        SELECT
                                              GROWTH AND    SELECT VALUE   INTERNATIONAL    CAPITAL      FIDELITY VIP
                                                INCOME      OPPORTUNITY*      EQUITY      APPRECIATION    HIGH INCOME
                                              -----------   ------------   ------------   -----------   ---------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $ 172,162      $ 235,034      $5,636,826    $  65,385       $      --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............          --             --             --            --          43,429
Investment in shares of T. Rowe Price
  International Series, Inc.................          --             --             --            --              --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................          --             --             --            --              --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................          --             --             --            --              --
Investment in shares of Morgan Stanley
  Universal Funds, Inc......................          --             --             --            --              --
Receivable from Allmerica Financial Life
  Insurance and Annuity
  Company (Sponsor).........................          --             --             --            --              --
                                              -----------   ------------   ------------   -----------   ---------------
  Total assets..............................     172,162        235,034      5,636,826        65,385          43,429

LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and
  Annuity Company (Sponsor).................          --             --             --            --              --
                                              -----------   ------------   ------------   -----------   ---------------
  Net assets................................   $ 172,162      $ 235,034      $5,636,826    $  65,385       $  43,429
                                              -----------   ------------   ------------   -----------   ---------------
                                              -----------   ------------   ------------   -----------   ---------------

Net asset distribution by category:
  Variable life policies....................   $ 172,162      $ 235,034      $5,636,826    $  65,385       $  43,429
  Value of investment by Allmerica Financial
    Life Insurance and
    Annuity Company (Sponsor)...............          --             --             --            --              --
                                              -----------   ------------   ------------   -----------   ---------------
                                               $ 172,162      $ 235,034      $5,636,826    $  65,385       $  43,429
                                              -----------   ------------   ------------   -----------   ---------------
                                              -----------   ------------   ------------   -----------   ---------------

  Units outstanding, December 31, 1997......      96,017        132,435      3,907,238        37,757          29,272
  Net asset value per unit, December 31,
    1997....................................   $1.793040      $1.774701      $1.442663     $1.731741       $1.483642


                                                FIDELITY VIP      FIDELITY VIP
                                                EQUITY-INCOME        GROWTH
                                              -----------------   -------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      $      --         $      --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............         58,981           345,559
Investment in shares of T. Rowe Price
  International Series, Inc.................             --                --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................             --                --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................             --                --
Investment in shares of Morgan Stanley
  Universal Funds, Inc......................             --                --
Receivable from Allmerica Financial Life
  Insurance and Annuity
  Company (Sponsor).........................             --                --
                                              -----------------   -------------
  Total assets..............................         58,981           345,559
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and
  Annuity Company (Sponsor).................             --                --
                                              -----------------   -------------
  Net assets................................      $  58,981         $ 345,559
                                              -----------------   -------------
                                              -----------------   -------------
Net asset distribution by category:
  Variable life policies....................      $  58,981         $ 345,559
  Value of investment by Allmerica Financial
    Life Insurance and
    Annuity Company (Sponsor)...............             --                --
                                              -----------------   -------------
                                                  $  58,981         $ 345,559
                                              -----------------   -------------
                                              -----------------   -------------
  Units outstanding, December 31, 1997......         33,578           195,934
  Net asset value per unit, December 31,
    1997....................................      $1.756503         $1.763675

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                              FIDELITY VIP   FIDELITY VIP II      T. ROWE PRICE              DGPF
                                                OVERSEAS      ASSET MANAGER    INTERNATIONAL STOCK   INTERNATIONAL EQUITY
                                              ------------   ---------------   -------------------   --------------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................   $      --        $      --           $      --             $      --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............      50,771          371,439                  --                    --
Investment in shares of T. Rowe Price
  International Series, Inc.................          --               --              97,829                    --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................          --               --                  --                82,633
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................          --               --                  --                    --
Investment in shares of Morgan Stanley
  Universal Funds, Inc......................          --               --                  --                    --
Receivable from Allmerica Financial Life
  Insurance and Annuity
  Company (Sponsor).........................          --               --                  --                    --
                                              ------------   ---------------       ----------            ----------
  Total assets..............................      50,771          371,439              97,829                82,633

LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and
  Annuity Company (Sponsor).................          --               --                  --                    --
                                              ------------   ---------------       ----------            ----------
  Net assets................................   $  50,771        $ 371,439           $  97,829             $  82,633
                                              ------------   ---------------       ----------            ----------
                                              ------------   ---------------       ----------            ----------

Net asset distribution by category:
  Variable life policies....................   $  50,771        $ 371,439           $  97,829             $  82,633
  Value of investment by Allmerica Financial
    Life Insurance and
    Annuity Company (Sponsor)...............          --               --                  --                    --
                                              ------------   ---------------       ----------            ----------
                                               $  50,771        $ 371,439           $  97,829             $  82,633
                                              ------------   ---------------       ----------            ----------
                                              ------------   ---------------       ----------            ----------

  Units outstanding, December 31, 1997......      37,389          238,988              85,092                70,825
  Net asset value per unit, December 31,
    1997....................................   $1.357915        $1.554217           $1.149677             $1.166687

                                                   INVESCO             INVESCO        MORGAN STANLEY
                                              INDUSTRIAL INCOME     TOTAL RETURN      FIXED INCOME(a)
                                              -----------------   -----------------   ---------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      $      --           $      --          $      --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............             --                  --                 --
Investment in shares of T. Rowe Price
  International Series, Inc.................             --                  --                 --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................             --                  --                 --
Investments in shares of INVESCO Variable
  Investment Funds, Inc.....................          7,211              50,225                 --
Investment in shares of Morgan Stanley
  Universal Funds, Inc......................             --                  --                 --
Receivable from Allmerica Financial Life
  Insurance and Annuity
  Company (Sponsor).........................             --                  --                 --
                                              -----------------   -----------------   ---------------
  Total assets..............................          7,211              50,225                 --
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and
  Annuity Company (Sponsor).................             --                  --                 --
                                              -----------------   -----------------   ---------------
  Net assets................................      $   7,211           $  50,225          $      --
                                              -----------------   -----------------   ---------------
                                              -----------------   -----------------   ---------------
Net asset distribution by category:
  Variable life policies....................      $   7,211           $  50,225          $      --
  Value of investment by Allmerica Financial
    Life Insurance and
    Annuity Company (Sponsor)...............             --                  --                 --
                                              -----------------   -----------------   ---------------
                                                  $   7,211           $  50,225          $      --
                                              -----------------   -----------------   ---------------
                                              -----------------   -----------------   ---------------
  Units outstanding, December 31, 1997......          5,168              38,284                 --
  Net asset value per unit, December 31,
    1997....................................      $1.395217           $1.311904          $1.000000

(a) For the period ended 12/31/97, there were no transactions.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                         GROWTH                   INVESTMENT GRADE INCOME
                                   FOR THE          FOR THE       FOR THE
                                  YEAR ENDED        PERIOD      YEAR ENDED        FOR THE
                                 DECEMBER 31,      5/1/95**    DECEMBER 31,        PERIOD
                             --------------------     TO      ---------------     5/1/95**
                               1997       1996     12/31/95     1997     1996   TO 12/31/95
                             ---------  ---------  ---------  ---------  ----  --------------
INVESTMENT INCOME:
  Dividends................. $  19,495  $   2,650       $ 4   $ 611,287  $14        $11

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................     6,270      1,681        --      61,160   --         --
                             ---------  ---------       ---   ---------  ----       ---
  Net investment income
    (loss)..................    13,225        969         4     550,127   14         11
                             ---------  ---------       ---   ---------  ----       ---
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   282,628     51,596        18          --   --         --
  Net realized gain (loss)
    from sales of
    investments.............    22,096         35        --       7,069   --         --
                             ---------  ---------       ---   ---------  ----       ---
    Net realized gain
      (loss)................   304,724     51,631        18       7,069   --         --
  Net unrealized gain
    (loss)..................   (57,127)   (33,389)       17     282,868   (6)        11
                             ---------  ---------       ---   ---------  ----       ---

    Net realized and
      unrealized gain
      (loss)................   247,597     18,242        35     289,937   (6)        11
                             ---------  ---------       ---   ---------  ----       ---
    Net increase (decrease)
      in net assets from
      operations............ $ 260,822  $  19,211       $39   $ 840,064  $ 8        $22
                             ---------  ---------       ---   ---------  ----       ---
                             ---------  ---------       ---   ---------  ----       ---

                                        MONEY MARKET                         EQUITY INDEX
                                  FOR THE                              FOR THE
                                 YEAR ENDED         FOR THE          YEAR ENDED           FOR THE
                                DECEMBER 31,         PERIOD         DECEMBER 31,          PERIOD
                             ------------------     5/1/95**     -------------------     5/1/95**
                               1997      1996     TO 12/31/95       1997       1996     TO 12/31/95
                             ---------  -------  --------------  -----------  ------  ---------------
INVESTMENT INCOME:
  Dividends................. $ 168,681  $ 2,028       $  7       $    99,982  $   29        $ 1
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    24,667      683         --            49,283       7         --
                             ---------  -------      -----       -----------  ------        ---
  Net investment income
    (loss)..................   144,014    1,345          7            50,699      22          1
                             ---------  -------      -----       -----------  ------        ---
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --       --         --           231,984      94         16
  Net realized gain (loss)
    from sales of
    investments.............        --       --         --            57,606     128         --
                             ---------  -------      -----       -----------  ------        ---
    Net realized gain
      (loss)................        --       --         --           289,590     222         16
  Net unrealized gain
    (loss)..................        --       --         --         1,759,333    (123)        25
                             ---------  -------      -----       -----------  ------        ---
    Net realized and
      unrealized gain
      (loss)................        --       --         --         2,048,923      99         41
                             ---------  -------      -----       -----------  ------        ---
    Net increase (decrease)
      in net assets from
      operations............ $ 144,014  $ 1,345       $  7       $ 2,099,622  $  121        $42
                             ---------  -------      -----       -----------  ------        ---
                             ---------  -------      -----       -----------  ------        ---

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                GOVERNMENT BOND
                               FOR THE                   SELECT AGGRESSIVE GROWTH
                             YEAR ENDED    FOR THE       FOR THE
                              DECEMBER     PERIOD       YEAR ENDED        FOR THE
                                 31,      5/1/95**     DECEMBER 31,        PERIOD
                             -----------     TO      ----------------     5/1/95**
                             1997   1996  12/31/95     1997     1996    TO 12/31/95
                             -----  ----  ---------  --------  ------  --------------
INVESTMENT INCOME:
  Dividends................. $837   $57        $ 9   $     --  $  --        $ --

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................   19     8         --        706     10          --
                             -----  ----       ---   --------  ------      -----
  Net investment income
    (loss)..................  818    49          9       (706)   (10)         --
                             -----  ----       ---   --------  ------      -----
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   --    --         --     17,916    464          --
  Net realized gain (loss)
    from sales of
    investments.............    1     5         --        748    182          --
                             -----  ----       ---   --------  ------      -----
    Net realized gain
      (loss)................    1     5         --     18,664    646          --
  Net unrealized gain
    (loss)..................  (88)   (2)         7      3,863   (425)         49
                             -----  ----       ---   --------  ------      -----

    Net realized and
      unrealized gain
      (loss)................  (87)    3          7     22,527    221          49
                             -----  ----       ---   --------  ------      -----
    Net increase (decrease)
      in net assets from
      operations............ $731   $52        $16   $ 21,821  $ 211        $ 49
                             -----  ----       ---   --------  ------      -----
                             -----  ----       ---   --------  ------      -----


                                        SELECT GROWTH                 SELECT GROWTH AND INCOME
                                   FOR THE                            FOR THE
                                 YEAR ENDED          FOR THE         YEAR ENDED         FOR THE
                                DECEMBER 31,          PERIOD        DECEMBER 31,        PERIOD
                             -------------------     5/1/95**     ----------------     5/1/95**
                                1997       1996    TO 12/31/95      1997     1996     TO 12/31/95
                             -----------  ------  --------------  --------  ------  ---------------
INVESTMENT INCOME:
  Dividends................. $    20,160  $    5       $ --       $  1,134  $   10        $ 2
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................      39,740       2         --            365       2         --
                             -----------  ------      -----       --------  ------        ---
  Net investment income
    (loss)..................     (19,580)      3         --            769       8          2
                             -----------  ------      -----       --------  ------        ---
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......     363,902     233         --         13,936     143          9
  Net realized gain (loss)
    from sales of
    investments.............      51,101      92         --            296      63         --
                             -----------  ------      -----       --------  ------        ---
    Net realized gain
      (loss)................     415,003     325         --         14,232     206          9
  Net unrealized gain
    (loss)..................   1,431,596    (229)        37         (5,403)   (126)        30
                             -----------  ------      -----       --------  ------        ---
    Net realized and
      unrealized gain
      (loss)................   1,846,599      96         37          8,829      80         39
                             -----------  ------      -----       --------  ------        ---
    Net increase (decrease)
      in net assets from
      operations............ $ 1,827,019  $   99       $ 37       $  9,598  $   88        $41
                             -----------  ------      -----       --------  ------        ---
                             -----------  ------      -----       --------  ------        ---

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                             SELECT VALUE OPPORTUNITY*      SELECT INTERNATIONAL EQUITY
                                 FOR THE       FOR THE        FOR THE
                               YEAR ENDED      PERIOD        YEAR ENDED         FOR THE
                              DECEMBER 31,    5/1/95**      DECEMBER 31,         PERIOD
                             ---------------     TO      ------------------     5/1/95**
                               1997    1996   12/31/95     1997      1996     TO 12/31/95
                             --------  -----  ---------  ---------  -------  --------------
INVESTMENT INCOME:
  Dividends................. $  1,289  $  40       $ 1   $ 131,715  $ 1,124       $ 2

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................      633     19        --      35,909      119        --
                             --------  -----       ---   ---------  -------       ---
  Net investment income
    (loss)..................      656     21         1      95,806    1,005         2
                             --------  -----       ---   ---------  -------       ---
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   30,900    252         6     182,156      136         1
  Net realized gain (loss)
    from sales of
    investments.............      700    142        --      11,256       70        --
                             --------  -----       ---   ---------  -------       ---
    Net realized gain
      (loss)................   31,600    394         6     193,412      206         1
  Net unrealized gain
    (loss)..................   (5,610)   195        14     (15,069)   3,759        23
                             --------  -----       ---   ---------  -------       ---

    Net realized and
      unrealized gain
      (loss)................   25,990    589        20     178,343    3,965        24
                             --------  -----       ---   ---------  -------       ---
    Net increase (decrease)
      in net assets from
      operations............ $ 26,646  $ 610       $21   $ 274,149  $ 4,970       $26
                             --------  -----       ---   ---------  -------       ---
                             --------  -----       ---   ---------  -------       ---

                               SELECT CAPITAL APPRECIATION        FIDELITY VIP HIGH INCOME
                                 FOR THE                          FOR THE
                               YEAR ENDED        FOR THE        YEAR ENDED         FOR THE
                              DECEMBER 31,        PERIOD       DECEMBER 31,        PERIOD
                             ---------------     5/1/95**     ---------------     5/1/95**
                              1997     1996    TO 12/31/95     1997     1996     TO 12/31/95
                             -------  ------  --------------  -------  ------  ---------------
INVESTMENT INCOME:
  Dividends................. $    --  $   --       $  5       $   351  $  19        $ --
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................     204      58         --           119      5          --
                             -------  ------        ---       -------  ------      -----
  Net investment income
    (loss)..................    (204)    (58)         5           232     14          --
                             -------  ------        ---       -------  ------      -----
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......      --      28         --            43      4          --
  Net realized gain (loss)
    from sales of
    investments.............     544      53         --            94     42          --
                             -------  ------        ---       -------  ------      -----
    Net realized gain
      (loss)................     544      81         --           137     46          --
  Net unrealized gain
    (loss)..................   6,529    (147)        74         2,892     66          21
                             -------  ------        ---       -------  ------      -----
    Net realized and
      unrealized gain
      (loss)................   7,073     (66)        74         3,029    112          21
                             -------  ------        ---       -------  ------      -----
    Net increase (decrease)
      in net assets from
      operations............ $ 6,869  $ (124)      $ 79       $ 3,261  $ 126        $ 21
                             -------  ------        ---       -------  ------      -----
                             -------  ------        ---       -------  ------      -----

* Name changed. See Note 1.

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                   FIDELITY VIP
                                   EQUITY-INCOME               FIDELITY VIP GROWTH
                                FOR THE       FOR THE        FOR THE
                               YEAR ENDED     PERIOD       YEAR ENDED         FOR THE
                              DECEMBER 31,   5/1/95**     DECEMBER 31,         PERIOD
                             --------------     TO      -----------------     5/1/95**
                              1997    1996   12/31/95     1997     1996     TO 12/31/95
                             -------  -----  ---------  --------  -------  --------------
INVESTMENT INCOME:
  Dividends................. $    91  $  1        $ 4   $  2,224  $     1       $ --

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................     177     7         --      1,311      832         --
                             -------  -----       ---   --------  -------      -----
  Net investment income
    (loss)..................     (86)   (6)         4        913     (831)        --
                             -------  -----       ---   --------  -------      -----
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......     457    16         --      9,956       21         --
  Net realized gain (loss)
    from sales of
    investments.............     242    68         --     16,498      151         --
                             -------  -----       ---   --------  -------      -----
    Net realized gain
      (loss)................     699    84         --     26,454      172         --
  Net unrealized gain
    (loss)..................   5,483    87         36     43,944    2,233         48
                             -------  -----       ---   --------  -------      -----

    Net realized and
      unrealized gain
      (loss)................   6,182   171         36     70,398    2,405         48
                             -------  -----       ---   --------  -------      -----
    Net increase (decrease)
      in net assets from
      operations............ $ 6,096  $165        $40   $ 71,311  $ 1,574       $ 48
                             -------  -----       ---   --------  -------      -----
                             -------  -----       ---   --------  -------      -----


                                  FIDELITY VIP OVERSEAS          FIDELITY VIP II ASSET MANAGER
                                 FOR THE                            FOR THE
                                YEAR ENDED        FOR THE         YEAR ENDED          FOR THE
                               DECEMBER 31,        PERIOD        DECEMBER 31,         PERIOD
                             ----------------     5/1/95**     -----------------     5/1/95**
                              1997     1996     TO 12/31/95      1997     1996      TO 12/31/95
                             -------  -------  --------------  --------  -------  ---------------
INVESTMENT INCOME:
  Dividends................. $   344  $     3       $ --       $  6,739  $    10       $ --
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................     205       76         --            994      501         --
                             -------  -------      -----       --------  -------      -----
  Net investment income
    (loss)..................     139      (73)        --          5,745     (491)        --
                             -------  -------      -----       --------  -------      -----
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   1,365        3         --         16,905        8         --
  Net realized gain (loss)
    from sales of
    investments.............     201      138         --            499      130         --
                             -------  -------      -----       --------  -------      -----
    Net realized gain
      (loss)................   1,566      141         --         17,404      138         --
  Net unrealized gain
    (loss)..................     285    1,222         15         28,899    7,451         25
                             -------  -------      -----       --------  -------      -----
    Net realized and
      unrealized gain
      (loss)................   1,851    1,363         15         46,303    7,589         25
                             -------  -------      -----       --------  -------      -----
    Net increase (decrease)
      in net assets from
      operations............ $ 1,990  $ 1,290       $ 15       $ 52,048  $ 7,098       $ 25
                             -------  -------      -----       --------  -------      -----
                             -------  -------      -----       --------  -------      -----

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                   T. ROWE PRICE
                                INTERNATIONAL STOCK  FOR THE    DGPF INTERNATIONAL EQUITY    INVESCO INDUSTRIAL INCOME
                                FOR THE       PERIOD        FOR THE          FOR THE          FOR THE          FOR THE
                              YEAR ENDED     2/9/96**     YEAR ENDED         PERIOD         YEAR ENDED         PERIOD
                             DECEMBER 31,       TO       DECEMBER 31,       7/2/96**       DECEMBER 31,       7/2/96**
                                 1997        12/31/96        1997          TO 12/31/96         1997          TO 12/31/96
                             -------------  ----------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends.................    $  898         $  468        $ 118            $ --            $  112            $  56

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................       560            352          251               2                23                2
                                ------      ----------       -----           -----            ------            -----
  Net investment income
    (loss)..................       338            116         (133)             (2)               89               54
                                ------      ----------       -----           -----            ------            -----
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......     1,272            281           --              --               398              154
  Net realized gain (loss)
    from sales of
    investments.............       183            921          164              18                25               25
                                ------      ----------       -----           -----            ------            -----
    Net realized gain
      (loss)................     1,455          1,202          164              18               423              179
  Net unrealized gain
    (loss)..................      (326)         3,447         (695)             68               752             (141)
                                ------      ----------       -----           -----            ------            -----

    Net realized and
      unrealized gain
      (loss)................     1,129          4,649         (531)             86             1,175               38
                                ------      ----------       -----           -----            ------            -----
    Net increase (decrease)
      in net assets from
      operations............    $1,467         $4,765        $(664)           $ 84            $1,264            $  92
                                ------      ----------       -----           -----            ------            -----
                                ------      ----------       -----           -----            ------            -----


                                   INVESCO TOTAL RETURN
                                 FOR THE         FOR THE
                               YEAR ENDED        PERIOD
                              DECEMBER 31,      7/2/96**
                                  1997         TO 12/31/96
                              -------------  ---------------
INVESTMENT INCOME:
  Dividends.................     $1,045           $458
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................        137             22
                                 ------          -----
  Net investment income
    (loss)..................        908            436
                                 ------          -----
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        245              1
  Net realized gain (loss)
    from sales of
    investments.............         31            247
                                 ------          -----
    Net realized gain
      (loss)................        276            248
  Net unrealized gain
    (loss)..................      5,287            (38)
                                 ------          -----
    Net realized and
      unrealized gain
      (loss)................      5,563            210
                                 ------          -----
    Net increase (decrease)
      in net assets from
      operations............     $6,471           $646
                                 ------          -----
                                 ------          -----

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           GROWTH
                                                       PERIOD          INVESTMENT GRADE INCOME
                                   YEAR ENDED           FROM         YEAR ENDED
                                  DECEMBER 31,        5/1/95**      DECEMBER 31,         PERIOD
                             ----------------------      TO      ------------------   FROM 5/1/95**
                                1997        1996      12/31/95      1997      1996     TO 12/31/95
                             -----------  ---------  ----------  -----------  -----  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    13,225  $     969       $  4   $   550,127  $  14       $ 11
    Net realized gain
      (loss)................     304,724     51,631         18         7,069     --         --
    Net unrealized gain
      (loss)................     (57,127)   (33,389)        17       282,868     (6)        11
                             -----------  ---------      -----   -----------  -----      -----
    Net increase (decrease)
      in net assets from
      operations............     260,822     19,211         39       840,064      8         22
                             -----------  ---------      -----   -----------  -----      -----

  FROM CAPITAL TRANSACTIONS:
    Net premiums............     793,195    638,444         --     9,313,499     --         --
    Terminations............      (2,053)        --         --            --     --         --
    Insurance and other
      charges...............      (3,267)        (2)        --      (447,871)    --         --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....      68,391        617         --       138,693     --         --
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --       (283)       200            --     --        200
                             -----------  ---------      -----   -----------  -----      -----
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     856,266    638,776        200     9,004,321     --        200
                             -----------  ---------      -----   -----------  -----      -----

    Net increase (decrease)
      in net assets.........   1,117,088    657,987        239     9,844,385      8        222

NET ASSETS:
  Beginning of period.......     658,226        239         --           230    222         --
                             -----------  ---------      -----   -----------  -----      -----
  End of period............. $ 1,775,314  $ 658,226       $239   $ 9,844,615  $ 230       $222
                             -----------  ---------      -----   -----------  -----      -----
                             -----------  ---------      -----   -----------  -----      -----


                                           MONEY MARKET                             EQUITY INDEX
                                    YEAR ENDED                               YEAR ENDED
                                   DECEMBER 31,            PERIOD           DECEMBER 31,          PERIOD
                             ------------------------   FROM 5/1/95**   --------------------   FROM 5/1/95**
                                 1997         1996       TO 12/31/95       1997       1996      TO 12/31/95
                             ------------  ----------  ---------------  -----------  -------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    144,014  $    1,345       $  7        $    50,699  $    22       $  1
    Net realized gain
      (loss)................           --          --         --            289,590      222         16
    Net unrealized gain
      (loss)................           --          --         --          1,759,333     (123)        25
                             ------------  ----------      -----        -----------  -------      -----
    Net increase (decrease)
      in net assets from
      operations............      144,014       1,345          7          2,099,622      121         42
                             ------------  ----------      -----        -----------  -------      -----
  FROM CAPITAL TRANSACTIONS:
    Net premiums............   30,656,799     924,390         --          6,793,979    6,564         --
    Terminations............          (31)        (13)        --               (198)      --         --
    Insurance and other
      charges...............     (704,864)   (110,367)        --           (364,580)      --         --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....   (1,673,553)   (737,246)        --              8,392       14         --
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --        (217)       200                 --     (256)       200
                             ------------  ----------      -----        -----------  -------      -----
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   28,278,351      76,547        200          6,437,593    6,322        200
                             ------------  ----------      -----        -----------  -------      -----
    Net increase (decrease)
      in net assets.........   28,422,365      77,892        207          8,537,215    6,443        242
NET ASSETS:
  Beginning of period.......       78,099         207         --              6,685      242         --
                             ------------  ----------      -----        -----------  -------      -----
  End of period............. $ 28,500,464  $   78,099       $207        $ 8,543,900  $ 6,685       $242
                             ------------  ----------      -----        -----------  -------      -----
                             ------------  ----------      -----        -----------  -------      -----

** Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      GOVERNMENT BOND
                                                       PERIOD         SELECT AGGRESSIVE GROWTH
                                   YEAR ENDED           FROM         YEAR ENDED
                                  DECEMBER 31,        5/1/95**      DECEMBER 31,         PERIOD
                             ----------------------      TO      ------------------   FROM 5/1/95**
                                1997        1996      12/31/95      1997      1996     TO 12/31/95
                             -----------  ---------  ----------  -----------  -----  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $       818  $      49       $  9   $      (706) $ (10)      $ --
    Net realized gain
      (loss)................           1          5         --        18,664    646         --
    Net unrealized gain
      (loss)................         (88)        (2)         7         3,863   (425)        49
                             -----------  ---------      -----   -----------  -----      -----
    Net increase (decrease)
      in net assets from
      operations............         731         52         16        21,821    211         49
                             -----------  ---------      -----   -----------  -----      -----

  FROM CAPITAL TRANSACTIONS:
    Net premiums............       5,649      2,984         --        98,882  8,376         --
    Terminations............        (713)        --         --        (3,662)    --         --
    Insurance and other
      charges...............        (163)       (54)        --        (3,465)   (71)        --
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....      31,189        (58)        --       117,027    (17)        --
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....          --       (223)       200            --   (296)       200
                             -----------  ---------      -----   -----------  -----      -----
    Net increase (decrease)
      in net assets from
      capital
      transactions..........      35,962      2,649        200       208,782  7,992        200
                             -----------  ---------      -----   -----------  -----      -----

    Net increase (decrease)
      in net assets.........      36,693      2,701        216       230,603  8,203        249

NET ASSETS:
  Beginning of period.......       2,917        216         --         8,452    249         --
                             -----------  ---------      -----   -----------  -----      -----
  End of period............. $    39,610  $   2,917       $216   $   239,055  $8,452      $249
                             -----------  ---------      -----   -----------  -----      -----
                             -----------  ---------      -----   -----------  -----      -----


                                           SELECT GROWTH                      SELECT GROWTH AND INCOME
                                    YEAR ENDED                               YEAR ENDED
                                   DECEMBER 31,            PERIOD           DECEMBER 31,           FROM
                             ------------------------   FROM 5/1/95**   --------------------   FROM 5/1/95**
                                 1997         1996       TO 12/31/95       1997       1996      TO 12/31/95
                             ------------  ----------  ---------------  -----------  -------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    (19,580) $        3       $ --        $       769  $     8       $  2
    Net realized gain
      (loss)................      415,003         325         --             14,232      206          9
    Net unrealized gain
      (loss)................    1,431,596        (229)        37             (5,403)    (126)        30
                             ------------  ----------      -----        -----------  -------      -----
    Net increase (decrease)
      in net assets from
      operations............    1,827,019          99         37              9,598       88         41
                             ------------  ----------      -----        -----------  -------      -----
  FROM CAPITAL TRANSACTIONS:
    Net premiums............    5,368,817       1,756         --             65,720    2,353         --
    Terminations............          (18)         --         --             (4,379)      --         --
    Insurance and other
      charges...............     (292,989)         (4)        --             (3,633)      (4)        --
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....       77,472           4         (1)           102,491      (27)        --
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....           --        (285)       200                 --     (286)       200
                             ------------  ----------      -----        -----------  -------      -----
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    5,153,282       1,471        199            160,199    2,036        200
                             ------------  ----------      -----        -----------  -------      -----
    Net increase (decrease)
      in net assets.........    6,980,301       1,570        236            169,797    2,124        241
NET ASSETS:
  Beginning of period.......        1,806         236         --              2,365      241         --
                             ------------  ----------      -----        -----------  -------      -----
  End of period............. $  6,982,107  $    1,806       $236        $   172,162  $ 2,365       $241
                             ------------  ----------      -----        -----------  -------      -----
                             ------------  ----------      -----        -----------  -------      -----

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                  SELECT VALUE OPPORTUNITY*           SELECT INTERNATIONAL EQUITY
                                 YEAR ENDED                           YEAR ENDED
                                DECEMBER 31,        PERIOD           DECEMBER 31,          PERIOD
                              ----------------   FROM 5/1/95**    -------------------   FROM 5/1/95**
                                1997     1996     TO 12/31/95        1997      1996      TO 12/31/95
                              --------  ------  ---------------   ----------  -------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................  $    656  $   21       $  1         $   95,806  $ 1,005       $  2
    Net realized gain
      (loss)................    31,600     394          6            193,412      206          1
    Net unrealized gain
      (loss)................    (5,610)    195         14            (15,069)   3,759         23
                              --------  ------      -----         ----------  -------      -----
    Net increase (decrease)
      in net assets from
      operations............    26,646     610         21            274,149    4,970         26
                              --------  ------      -----         ----------  -------      -----

  FROM CAPITAL TRANSACTIONS:
    Net premiums............   151,059   5,481         --          5,449,561   57,697         --
    Terminations............    (3,904)     --         --                 (8)      --         --
    Insurance and other
      charges...............    (4,266)     --         --           (259,243)     (59)        --
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....    59,502     (40)        --            109,691      108         --
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....        --    (275)       200                 --     (266)       200
                              --------  ------      -----         ----------  -------      -----
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   202,391   5,166        200          5,300,001   57,480        200
                              --------  ------      -----         ----------  -------      -----

    Net increase (decrease)
      in net assets.........   229,037   5,776        221          5,574,150   62,450        226

NET ASSETS:
  Beginning of period.......     5,997     221         --             62,676      226         --
                              --------  ------      -----         ----------  -------      -----
  End of period.............  $235,034  $5,997       $221         $5,636,826  $62,676       $226
                              --------  ------      -----         ----------  -------      -----
                              --------  ------      -----         ----------  -------      -----

                                 SELECT CAPITAL APPRECIATION          FIDELITY VIP HIGH INCOME
                                 YEAR ENDED                         YEAR ENDED
                                DECEMBER 31,        PERIOD         DECEMBER 31,         FROM
                              ----------------   FROM 5/1/95**    ---------------   FROM 5/1/95**
                               1997     1996      TO 12/31/95      1997     1996     TO 12/31/95
                              -------  -------  ---------------   -------  ------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................  $  (204) $   (58)      $  5         $   232  $   14       $ --
    Net realized gain
      (loss)................      544       81         --             137      46         --
    Net unrealized gain
      (loss)................    6,529     (147)        74           2,892      66         21
                              -------  -------      -----         -------  ------      -----
    Net increase (decrease)
      in net assets from
      operations............    6,869     (124)        79           3,261     126         21
                              -------  -------      -----         -------  ------      -----
  FROM CAPITAL TRANSACTIONS:
    Net premiums............   53,911   15,400         --          37,542   3,933         --
    Terminations............   (3,829)      --         --          (1,972)     --         --
    Insurance and other
      charges...............   (1,570)    (214)        --          (1,317)    (16)        --
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....   (4,994)     (44)        --           1,864      37         --
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....       --     (299)       200              --    (250)       200
                              -------  -------      -----         -------  ------      -----
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   43,518   14,843        200          36,117   3,704        200
                              -------  -------      -----         -------  ------      -----
    Net increase (decrease)
      in net assets.........   50,387   14,719        279          39,378   3,830        221
NET ASSETS:
  Beginning of period.......   14,998      279         --           4,051     221         --
                              -------  -------      -----         -------  ------      -----
  End of period.............  $65,385  $14,998       $279         $43,429  $4,051       $221
                              -------  -------      -----         -------  ------      -----
                              -------  -------      -----         -------  ------      -----

* Name changed. See Note 1.

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                 FIDELITY VIP EQUITY-INCOME              FIDELITY VIP GROWTH
                                YEAR ENDED                           YEAR ENDED
                               DECEMBER 31,        PERIOD           DECEMBER 31,          PERIOD
                              ---------------   FROM 5/1/95**    -------------------   FROM 5/1/95**
                               1997     1996     TO 12/31/95       1997       1996      TO 12/31/95
                              -------  ------  ---------------   ---------  --------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................  $   (86) $   (6)      $  4         $     913  $   (831)      $ --
    Net realized gain
      (loss)................      699      84         --            26,454       172         --
    Net unrealized gain
      (loss)................    5,483      87         36            43,944     2,233         48
                              -------  ------      -----         ---------  --------      -----
    Net increase (decrease)
      in net assets from
      operations............    6,096     165         40            71,311     1,574         48
                              -------  ------      -----         ---------  --------      -----

  FROM CAPITAL TRANSACTIONS:
    Net premiums............   49,237   4,266         --           137,061   326,955         --
    Terminations............     (817)     --         --           (17,376)       (2)        --
    Insurance and other
      charges...............   (1,985)     --         --            (4,065)     (261)        --
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....    2,004      46         --          (169,701)       99          1
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....       --    (271)       200                --      (285)       200
                              -------  ------      -----         ---------  --------      -----
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   48,439   4,041        200           (54,081)  326,506        201
                              -------  ------      -----         ---------  --------      -----

    Net increase (decrease)
      in net assets.........   54,535   4,206        240            17,230   328,080        249

NET ASSETS:
  Beginning of period.......    4,446     240         --           328,329       249         --
                              -------  ------      -----         ---------  --------      -----
  End of period.............  $58,981  $4,446       $240         $ 345,559  $328,329       $249
                              -------  ------      -----         ---------  --------      -----
                              -------  ------      -----         ---------  --------      -----

                                    FIDELITY VIP OVERSEAS            FIDELITY VIP II ASSET MANAGER
                                 YEAR ENDED                           YEAR ENDED
                                DECEMBER 31,        PERIOD           DECEMBER 31,          FROM
                              ----------------   FROM 5/1/95**    ------------------   FROM 5/1/95**
                               1997     1996      TO 12/31/95       1997      1996      TO 12/31/95
                              -------  -------  ---------------   --------  --------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................  $   139  $   (73)      $ --         $  5,745  $   (491)      $ --
    Net realized gain
      (loss)................    1,566      141         --           17,404       138         --
    Net unrealized gain
      (loss)................      285    1,222         15           28,899     7,451         25
                              -------  -------      -----         --------  --------      -----
    Net increase (decrease)
      in net assets from
      operations............    1,990    1,290         15           52,048     7,098         25
                              -------  -------      -----         --------  --------      -----
  FROM CAPITAL TRANSACTIONS:
    Net premiums............   31,760   17,543         --          142,926   184,389         --
    Terminations............     (184)      (1)        --             (172)       (1)        --
    Insurance and other
      charges...............   (1,796)    (460)        --             (455)      (13)        --
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....      687      (36)        --          (14,595)      246         --
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....       --     (237)       200               --      (257)       200
                              -------  -------      -----         --------  --------      -----
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   30,467   16,809        200          127,704   184,364        200
                              -------  -------      -----         --------  --------      -----
    Net increase (decrease)
      in net assets.........   32,457   18,099        215          179,752   191,462        225
NET ASSETS:
  Beginning of period.......   18,314      215         --          191,687       225         --
                              -------  -------      -----         --------  --------      -----
  End of period.............  $50,771  $18,314       $215         $371,439  $191,687       $225
                              -------  -------      -----         --------  --------      -----
                              -------  -------      -----         --------  --------      -----

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                             T. ROWE PRICE INTERNATIONAL                                                               INVESCO
                                        STOCK              DGPF INTERNATIONAL EQUITY     INVESCO INDUSTRIAL INCOME   TOTAL RETURN
                              YEAR ENDED      PERIOD       YEAR ENDED       PERIOD       YEAR ENDED      PERIOD       YEAR ENDED
                             DECEMBER 31,  FROM 2/9/96**  DECEMBER 31,   FROM 7/2/96**  DECEMBER 31,  FROM 7/2/96**  DECEMBER 31,
                                 1997       TO 12/31/96       1997        TO 12/31/96       1997       TO 12/31/96       1997
                             ------------  -------------  -------------  -------------  ------------  -------------  ------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................   $   338        $   116        $  (133)        $   (2)       $   89         $   54        $   908
    Net realized gain
      (loss)................     1,455          1,202            164             18           423            179            276
    Net unrealized gain
      (loss)................      (326)         3,447           (695)            68           752           (141)         5,287
                             ------------  -------------  -------------      ------        ------         ------     ------------
    Net increase (decrease)
      in net assets from
      operations............     1,467          4,765           (664)            84         1,264             92          6,471
                             ------------  -------------  -------------      ------        ------         ------     ------------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............    36,785         55,319         82,362          2,639         2,869          3,228         26,884
    Terminations............        --             --         (1,381)            --            --             --             --
    Insurance and other
      charges...............    (1,021)            --         (1,510)            --          (242)            (9)          (764)
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....       532            (18)         1,096              7             3              6             32
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....        --             --             --             --            --             --             --
                             ------------  -------------  -------------      ------        ------         ------     ------------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    36,296         55,301         80,567          2,646         2,630          3,225         26,152
                             ------------  -------------  -------------      ------        ------         ------     ------------

    Net increase (decrease)
      in net assets.........    37,763         60,066         79,903          2,730         3,894          3,317         32,623

NET ASSETS:
  Beginning of period.......    60,066             --          2,730             --         3,317             --         17,602
                             ------------  -------------  -------------      ------        ------         ------     ------------
  End of period.............   $97,829        $60,066        $82,633         $2,730        $7,211         $3,317        $50,225
                             ------------  -------------  -------------      ------        ------         ------     ------------
                             ------------  -------------  -------------      ------        ------         ------     ------------


                                 PERIOD
                              FROM 7/2/96**
                               TO 12/31/96
                              -------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................     $   436
    Net realized gain
      (loss)................         248
    Net unrealized gain
      (loss)................         (38)
                              -------------
    Net increase (decrease)
      in net assets from
      operations............         646
                              -------------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............      17,025
    Terminations............          --
    Insurance and other
      charges...............        (117)
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....          48
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity
      Company (Sponsor).....          --
                              -------------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........      16,956
                              -------------
    Net increase (decrease)
      in net assets.........      17,602
NET ASSETS:
  Beginning of period.......          --
                              -------------
  End of period.............     $17,602
                              -------------
                              -------------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

The Group VEL Account (Group VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers twenty-one Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR), or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc., or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd., or of INVESCO Variable Investment Funds, Inc. (INVESCO) managed by INVESCO Funds Group, Inc., or of The Morgan Stanley Universal Funds, Inc. (Morgan Stanley) managed by Miller Anderson & Sherrerd, LLP. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO and Morgan Stanley (the Funds) are open-end, diversified management investment companies registered under the 1940 Act. INVESCO is available only to employees of INVESCO and its affiliates. Morgan Stanley is available only to employees of Duke Energy Corporation and its affiliates.

Effective April 1, 1997, the investment portfolio of the Trust, which was formerly known as Small Cap Value Fund, changed its name to Small-Mid Cap Value Fund. At the Meeting of Shareholders of the Small Cap Value Fund, held on March 18, 1997, shareholders approved the name change and the revisions in the investment objective of the Fund from investing primarily in small cap value stocks to investing primarily in small and mid-cap value stocks. Effective January 9, 1998, the portfolio changed its name to Select Value Opportunity Fund.

Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the
Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO, or Morgan Stanley. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO, or Morgan Stanley at net asset value.

FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The

                               GROUP VEL ACCOUNT

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

NOTE 3 -- INVESTMENTS

The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO and Morgan Stanley at
December 31, 1997 were as follows:

                                                                  PORTFOLIO INFORMATION
                                                         ---------------------------------------
                                                                                       NET ASSET
                                                          NUMBER OF      AGGREGATE       VALUE
INVESTMENT PORTFOLIO                                        SHARES          COST       PER SHARE
-------------------------------------------------------  ------------   ------------   ---------
ALLMERICA INVESTMENT TRUST:
  Growth...............................................      734,812    $  1,865,806    $ 2.416
  Investment Grade Income..............................    8,853,022       9,561,687      1.112
  Money Market.........................................   28,500,493      28,500,493      1.000
  Equity Index.........................................    3,103,505       6,784,715      2.753
  Government Bond......................................       37,832          39,693      1.047
  Select Aggressive Growth.............................      107,441         235,568      2.225
  Select Growth........................................    3,855,415       5,550,754      1.811
  Select Growth and Income.............................      110,929         177,661      1.552
  Select Value Opportunity*............................      144,547         240,435      1.626
  Select International Equity..........................    4,203,450       5,648,114      1.341
  Select Capital Appreciation..........................       38,530          58,929      1.697
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  High Income..........................................        3,198          40,450     13.580
  Equity-Income........................................        2,429          53,374     24.280
  Growth...............................................        9,314         299,332     37.100
  Overseas.............................................        2,644          49,249     19.200
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  Asset Manager........................................       20,624         335,065     18.010
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock..................................        7,679          94,707     12.740
DELAWARE GROUP PREMIUM FUND, INC.:
  International Equity.................................        5,324          83,261     15.520
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
  Industrial Income....................................          423           6,601     17.040
  Total Return.........................................        3,177          44,975     15.810
MORGAN STANLEY UNIVERSAL FUNDS, INC.:
  Fixed Income.........................................           --              --         --

* Name changed. See Note 1.

                               GROUP VEL ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS

On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge of up to $10. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the years ended December 31, 1997 and 1996, these monthly deductions from sub-account policy values amounted to $2,099,066 and $335,040, respectively. For the period ended December 31, 1995, there were no monthly deductions from sub-account policy values. These amounts are included on the statements of changes in net assets in Insurance and other charges.

The Company makes a charge of up to .90% per annum based on the average daily net assets of each
Sub-Account at each valuation date for mortality and expense risks. This charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed .90% per annum. During the first 10 policy years, the Company also charges each Sub-Account up to .25% per annum based on the average daily net assets of each Sub-Account for administrative expenses.

Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments or of independent broker-dealers by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1997, 1996 and 1995, there were no surrender charges applicable to Group VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

                               GROUP VEL ACCOUNT

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO and Morgan Stanley shares by Group VEL during the year ended December 31, 1997 were as follows:

INVESTMENT PORTFOLIO                                                 PURCHASES        SALES
------------------------------------------------------------------  ------------   ------------
ALLMERICA INVESTMENT TRUST:
  Growth..........................................................  $  1,457,017   $    304,906
  Investment Grade Income.........................................    10,029,950        475,557
  Money Market....................................................    30,454,456      2,032,062
  Equity Index....................................................     7,084,692        364,366
  Government Bond.................................................        37,760            980
  Select Aggressive...............................................       234,349          8,357
  Select Growth...................................................     5,809,325        311,671
  Select Growth and Income........................................       184,500          9,596
  Select Value Opportunity*.......................................       244,287         10,342
  Select International Equity.....................................     5,839,070        261,107
  Select Capital Appreciation.....................................        56,171         12,857
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  High Income.....................................................        40,488          4,096
  Equity-Income...................................................        53,137          4,327
  Growth..........................................................       162,155        205,367
  Overseas........................................................        34,993          3,022
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  Asset Manager...................................................       167,958         17,604
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock.............................................        39,576          1,670
DELAWARE GROUP PREMIUM FUND, INC.:
  International Equity............................................        84,554          4,120
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
  Industrial Income...............................................         3,949            832
  Total Return....................................................        32,380          5,075
MORGAN STANLEY UNIVERSAL FUNDS, INC.:
  Fixed Income....................................................            --             --
                                                                    ------------   ------------
                                                                    $ 62,050,767   $  4,037,914
                                                                    ------------   ------------
                                                                    ------------   ------------

* Name changed. See Note 1.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits are available for issue under the Certificates for an additional charge.

WAIVER OF PREMIUM RIDER

    This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present, this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

CHILDREN'S INSURANCE RIDER

    This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

OPTION TO ACCELERATE BENEFITS RIDER

    This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

EXCHANGE TO TERM INSURANCE RIDER

    This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.

CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Separate Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Certificate issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates and the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the premium expense charge, the Monthly Deduction from Certificate Value, and the daily charge against the Separate Account for mortality and expense risks. In both the Current Cost of Insurance Charges tables and the Guaranteed Cost of Insurance Charges tables, the Separate Account charge for mortality and expense risks is equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Separate Account attributable to the Certificates.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary and, in 1997, ranged from an annual rate of 0.35% to an annual rate of 2.00% of average daily net assets. The fees and expenses associated with the Certificate may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Certificate Value among the Sub-Accounts.

AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the

Select Growth and Income, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1997. These limitations may be terminated at any time.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.

Effective July 1, 1997, Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.80% that expired on June 30, 1997. The new limitation will be in effect through October 31, 1998. In 1997, the actual ratio of total annual expenses of the International Equity Series was 0.85%.

For the INVESCO VIF Industrial Income Fund and INVESCO VIF Total Return Fund of INVESCO VIF, the ratio of total expenses, less expenses voluntarily absorbed by the investment adviser, was 0.91% and 0.92%, respectively. If such expenses had not been voluntarily absorbed, the total operating expenses would have been 0.97% and 1.10%, respectively.

For the Morgan Stanley Fixed Income Portfolio of Morgan Stanley Universal Funds, Inc., the ratio of total expenses less expenses voluntarily absorbed by the investment adviser, was 0.70%. If such expenses had not been voluntarily absorbed, the total operating expenses would have been 1.71%.

NET ANNUAL RATES OF INVESTMENT

Taking into account the 0.90% charge to the Separate Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of (-1.75%), 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       4,410         117     3,502   250,000       346      3,731   250,000       575      3,960     250,000
   2       9,041       3,060     6,914   250,000     3,738      7,591   250,000     4,443      8,297     250,000
   3      13,903       8,104    10,236   250,000     9,454     11,585   250,000    10,917     13,048     250,000
   4      19,008      12,398    13,464   250,000    14,650     15,715   250,000    17,189     18,254     250,000
   5      24,368      16,601    16,601   250,000    19,987     19,987   250,000    23,963     23,963     250,000
   6      29,996      19,644    19,644   250,000    24,405     24,405   250,000    30,225     30,225     250,000
   7      35,906      22,587    22,587   250,000    28,967     28,967   250,000    37,092     37,092     250,000
   8      42,112      25,431    25,431   250,000    33,682     33,682   250,000    44,631     44,631     250,000
   9      48,627      28,174    28,174   250,000    38,554     38,554   250,000    52,913     52,913     250,000
   10     55,469      30,814    30,814   250,000    43,587     43,587   250,000    62,015     62,015     250,000
   11     62,652      33,346    33,346   250,000    48,784     48,784   250,000    72,024     72,024     250,000
   12     70,195      35,735    35,735   250,000    54,122     54,122   250,000    83,013     83,013     250,000
   13     78,114      37,977    37,977   250,000    59,604     59,604   250,000    95,092     95,092     250,000
   14     86,430      40,076    40,076   250,000    65,244     65,244   250,000   108,392    108,392     250,000
   15     95,161      42,024    42,024   250,000    71,043     71,043   250,000   123,054    123,054     250,000
   16    104,330      43,806    43,806   250,000    77,002     77,002   250,000   139,236    139,236     250,000
   17    113,956      45,448    45,448   250,000    83,155     83,155   250,000   157,139    157,139     250,000
   18    124,064      46,935    46,935   250,000    89,504     89,504   250,000   176,971    176,971     250,000
   19    134,677      48,253    48,253   250,000    96,054     96,054   250,000   198,970    198,970     250,000
   20    145,821      49,388    49,388   250,000   102,813    102,813   250,000   223,318    223,318     272,448
 Age 60   95,161      42,024    42,024   250,000    71,043     71,043   250,000   123,054    123,054     250,000
 Age 65  145,821      49,388    49,388   250,000   102,813    102,813   250,000   223,318    223,318     272,448
 Age 70  210,477      51,357    51,357   250,000   139,910    139,910   250,000   386,429    386,429     448,257
 Age 75  292,995      44,916    44,916   250,000   184,625    184,625   250,000   649,162    649,162     694,604

(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       4,410           0     2,753   250,000         0      2,946   250,000         0      3,139     250,000
   2       9,041       1,553     5,406   250,000     2,111      5,964   250,000     2,693      6,547     250,000
   3      13,903       5,826     7,957   250,000     6,924      9,055   250,000     8,117     10,248     250,000
   4      19,008       9,333    10,399   250,000    11,149     12,214   250,000    13,202     14,267     250,000
   5      24,368      12,732    12,732   250,000    15,444     15,444   250,000    18,638     18,638     250,000
   6      29,996      14,953    14,953   250,000    18,742     18,742   250,000    23,393     23,393     250,000
   7      35,906      17,049    17,049   250,000    22,098     22,098   250,000    28,561     28,561     250,000
   8      42,112      19,010    19,010   250,000    25,507     25,507   250,000    34,180     34,180     250,000
   9      48,627      20,825    20,825   250,000    28,957     28,957   250,000    40,290     40,290     250,000
   10     55,469      22,479    22,479   250,000    32,437     32,437   250,000    46,932     46,932     250,000
   11     62,652      23,964    23,964   250,000    35,942     35,942   250,000    54,164     54,164     250,000
   12     70,195      25,271    25,271   250,000    39,464     39,464   250,000    62,049     62,049     250,000
   13     78,114      26,389    26,389   250,000    42,996     42,996   250,000    70,660     70,660     250,000
   14     86,430      27,311    27,311   250,000    46,535     46,535   250,000    80,085     80,085     250,000
   15     95,161      28,024    28,024   250,000    50,072     50,072   250,000    90,419     90,419     250,000
   16    104,330      28,499    28,499   250,000    53,585     53,585   250,000   101,765    101,765     250,000
   17    113,956      28,715    28,715   250,000    57,058     57,058   250,000   114,248    114,248     250,000
   18    124,064      28,633    28,633   250,000    60,461     60,461   250,000   128,007    128,007     250,000
   19    134,677      28,203    28,203   250,000    63,756     63,756   250,000   143,205    143,205     250,000
   20    145,821      27,381    27,381   250,000    66,909     66,909   250,000   160,046    160,046     250,000
 Age 60   95,161      28,024    28,024   250,000    50,072     50,072   250,000    90,419     90,419     250,000
 Age 65  145,821      27,381    27,381   250,000    66,909     66,909   250,000   160,046    160,046     250,000
 Age 70  210,477      15,839    15,839   250,000    79,494     79,494   250,000   277,046    277,046     321,374
 Age 75  292,995           0         0         0    81,287     81,287   250,000   465,877    465,877     498,488

(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30

                                                 SPECIFIED FACE AMOUNT = $75,000

                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       1,470         297     1,221    76,221       375      1,299    76,299       453      1,377      76,377
   2       3,014       1,370     2,420    77,420     1,602      2,652    77,652     1,844      2,894      77,894
   3       4,634       3,107     3,596    78,596     3,572      4,062    79,062     4,076      4,566      79,566
   4       6,336       4,505     4,750    79,750     5,284      5,529    80,529     6,162      6,406      81,406
   5       8,123       5,881     5,881    80,881     7,055      7,055    82,055     8,432      8,432      83,432
   6       9,999       6,989     6,989    81,989     8,644      8,644    83,644    10,663     10,663      85,663
   7      11,969       8,073     8,073    83,073    10,296     10,296    85,296    13,118     13,118      88,118
   8      14,037       9,135     9,135    84,135    12,013     12,013    87,013    15,820     15,820      90,820
   9      16,209      10,172    10,172    85,172    13,798     13,798    88,798    18,793     18,793      93,793
   10     18,490      11,185    11,185    86,185    15,653     15,653    90,653    22,064     22,064      97,064
   11     20,884      12,174    12,174    87,174    17,579     17,579    92,579    25,664     25,664     100,664
   12     23,398      13,138    13,138    88,138    19,580     19,580    94,580    29,625     29,625     104,625
   13     26,038      14,077    14,077    89,077    21,658     21,658    96,658    33,983     33,983     108,983
   14     28,810      14,991    14,991    89,991    23,814     23,814    98,814    38,779     38,779     113,779
   15     31,720      15,881    15,881    90,881    26,054     26,054   101,054    44,057     44,057     119,057
   16     34,777      16,744    16,744    91,744    28,377     28,377   103,377    49,865     49,865     124,865
   17     37,985      17,581    17,581    92,581    30,789     30,789   105,789    56,256     56,256     131,256
   18     41,355      18,391    18,391    93,391    33,290     33,290   108,290    63,290     63,290     138,290
   19     44,892      19,174    19,174    94,174    35,884     35,884   110,884    71,031     71,031     146,031
   20     48,607      19,930    19,930    94,930    38,574     38,574   113,574    79,550     79,550     154,550
 Age 60   97,665      25,579    25,579   100,579    71,167     71,167   146,167   229,232    229,232     307,170
 Age 65  132,771      26,546    26,546   101,546    91,516     91,516   166,516   378,078    378,078     461,255
 Age 70  177,576      25,538    25,538   100,538   114,403    114,403   189,403   617,130    617,130     715,870
 Age 75  234,759      21,566    21,566    96,566   139,063    139,063   214,063  1,001,956  1,001,956  1,076,956

(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30

                                                 SPECIFIED FACE AMOUNT = $75,000

                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       1,470         116     1,040    76,040       184      1,108    76,108       252      1,176      76,176
   2       3,014       1,010     2,060    77,060     1,211      2,261    77,261     1,421      2,471      77,471
   3       4,634       2,570     3,059    78,059     2,971      3,461    78,461     3,407      3,896      78,896
   4       6,336       3,794     4,038    79,038     4,464      4,709    79,709     5,219      5,464      80,464
   5       8,123       4,994     4,994    79,994     6,003      6,003    81,003     7,186      7,186      82,186
   6       9,999       5,929     5,929    80,929     7,348      7,348    82,348     9,080      9,080      84,080
   7      11,969       6,841     6,841    81,841     8,743      8,743    83,743    11,161     11,161      86,161
   8      14,037       7,729     7,729    82,729    10,190     10,190    85,190    13,448     13,448      88,448
   9      16,209       8,592     8,592    83,592    11,688     11,688    86,688    15,958     15,958      90,958
   10     18,490       9,430     9,430    84,430    13,239     13,239    88,239    18,715     18,715      93,715
   11     20,884      10,242    10,242    85,242    14,845     14,845    89,845    21,742     21,742      96,742
   12     23,398      11,026    11,026    86,026    16,505     16,505    91,505    25,066     25,066     100,066
   13     26,038      11,784    11,784    86,784    18,222     18,222    93,222    28,716     28,716     103,716
   14     28,810      12,512    12,512    87,512    19,996     19,996    94,996    32,724     32,724     107,724
   15     31,720      13,214    13,214    88,214    21,830     21,830    96,830    37,127     37,127     112,127
   16     34,777      13,884    13,884    88,884    23,723     23,723    98,723    41,962     41,962     116,962
   17     37,985      14,524    14,524    89,524    25,678     25,678   100,678    47,272     47,272     122,272
   18     41,355      15,132    15,132    90,132    27,694     27,694   102,694    53,105     53,105     128,105
   19     44,892      15,707    15,707    90,707    29,772     29,772   104,772    59,511     59,511     134,511
   20     48,607      16,248    16,248    91,248    31,914     31,914   106,914    66,549     66,549     141,549
 Age 60   97,665      19,035    19,035    94,035    56,455     56,455   131,455   188,542    188,542     263,542
 Age 65  132,771      17,687    17,687    92,687    70,077     70,077   145,077   308,053    308,053     383,053
 Age 70  177,576      12,953    12,953    87,953    82,821     82,821   157,821   498,045    498,045     577,733
 Age 75  234,759       2,812     2,812    77,812    91,847     91,847   166,847   799,735    799,735     874,735

(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES

         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1      13,818       7,819    12,101   250,000     8,573     12,855   250,000     9,328     13,610     250,000
   2      28,327      18,514    23,981   250,000    20,783     26,249   250,000    23,142     28,608     250,000
   3      43,561      33,511    35,643   250,000    38,075     40,206   250,000    43,012     45,144     250,000
   4      59,557      46,024    47,090   250,000    53,687     54,753   250,000    62,312     63,378     250,000
   5      76,353      58,328    58,328   250,000    69,919     69,919   250,000    83,496     83,496     250,000
   6      93,989      69,361    69,361   250,000    85,735     85,735   250,000   105,644    105,644     283,126
   7     112,506      80,190    80,190   250,000   102,199    102,199   265,718   129,927    129,927     337,810
   8     131,950      90,823    90,823   250,000   119,264    119,264   300,544   156,548    156,548     394,500
   9     152,365     101,260    101,260  250,000   136,947    136,947   334,151   185,727    185,727     453,174
   10    173,801     111,447    111,447  264,129   155,263    155,263   367,972   217,698    217,698     515,944
   11    196,309     121,383    121,383  279,180   174,227    174,227   400,723   252,718    252,718     581,252
   12    219,943     131,047    131,047  292,234   193,825    193,825   432,230   291,020    291,020     648,976
   13    244,758     140,443    140,443  303,356   214,070    214,070   462,391   332,900    332,900     719,063
   14    270,814     149,574    149,574  314,106   234,979    234,979   493,456   378,681    378,681     795,230
   15    298,173     158,442    158,442  323,221   256,560    256,560   523,383   428,705    428,705     874,558
   16    326,899     167,034    167,034  332,397   278,806    278,806   554,824   483,309    483,309     961,786
   17    357,062     175,392    175,392  338,506   301,792    301,792   582,459   543,013    543,013   1,048,014
   18    388,733     183,504    183,504  344,988   325,512    325,512   611,962   608,230    608,230   1,143,473
   19    421,988     191,373    191,373  350,212   349,978    349,978   640,460   679,448    679,448   1,243,390
   20    456,905     199,001    199,001  354,222   375,208    375,208   667,870   757,203    757,203   1,347,822
 Age 60  298,173     158,442    158,442  323,221   256,560    256,560   523,383   428,705    428,705     874,558
 Age 65  456,905     199,001    199,001  354,222   375,208    375,208   667,870   757,203    757,203   1,347,822
 Age 70  659,493     233,170    233,170  368,408   512,264    512,264   809,378  1,263,379  1,263,379  1,996,139
 Age 75  918,052     261,171    261,171  370,863   668,454    668,454   949,205  2,035,561  2,035,561  2,890,497

(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                GROUP VARIABLE EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES

         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                CERTIFICATE                   CERTIFICATE        -------------------------------
 CERTIFICATE PER YEAR SURRENDER  VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER  CERTIFICATE   DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1      13,818       6,199    10,481   250,000     6,864     11,146   250,000     7,529     11,811     250,000
   2      28,327      15,289    20,755   250,000    17,279     22,745   250,000    19,349     24,815     250,000
   3      43,561      28,696    30,827   250,000    32,688     34,820   250,000    37,011     39,142     250,000
   4      59,557      39,630    40,695   250,000    46,325     47,391   250,000    53,867     54,933     250,000
   5      76,353      50,367    50,367   250,000    60,487     60,487   250,000    72,352     72,352     250,000
   6      93,989      59,846    59,846   250,000    74,136     74,136   250,000    91,581     91,581     250,000
   7     112,506      69,129    69,129   250,000    88,363     88,363   250,000   112,659    112,659     292,913
   8     131,950      78,216    78,216   250,000   103,169    103,169   259,985   135,664    135,664     341,873
   9     152,365      87,108    87,108   250,000   118,432    118,432   288,973   160,757    160,757     392,246
   10    173,801      95,804    95,804   250,000   134,145    134,145   317,924   188,095    188,095     445,786
   11    196,309     104,310    104,310  250,000   150,314    150,314   345,721   217,869    217,869     501,098
   12    219,943     112,590    112,590  251,075   166,942    166,942   372,281   250,279    250,279     558,122
   13    244,758     120,601    120,601  260,497   184,038    184,038   397,522   285,551    285,551     616,791
   14    270,814     128,339    128,339  269,512   201,596    201,596   423,351   323,907    323,907     680,204
   15    298,173     135,810    135,810  277,053   219,621    219,621   448,027   365,602    365,602     745,828
   16    326,899     142,995    142,995  284,560   238,081    238,081   473,781   410,847    410,847     817,585
   17    357,062     149,915    149,915  289,336   257,002    257,002   496,013   459,970    459,970     887,742
   18    388,733     156,546    156,546  294,306   276,338    276,338   519,516   513,195    513,195     964,807
   19    421,988     162,882    162,882  298,073   296,065    296,065   541,800   570,795    570,795   1,044,555
   20    456,905     168,923    168,923  300,683   316,170    316,170   562,783   633,082    633,082   1,126,886
 Age 60  298,173     135,810    135,810  277,053   219,621    219,621   448,027   365,602    365,602     745,828
 Age 65  456,905     168,923    168,923  300,683   316,170    316,170   562,783   633,082    633,082   1,126,886
 Age 70  659,493     194,665    194,665  307,570   421,521    421,521   666,003  1,026,306  1,026,306  1,621,563
 Age 75  918,052     213,176    213,176  302,710   532,761    532,761   756,520  1,591,643  1,591,643  2,260,133

(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

 Maximum Surrender Charge = (8.5x Face Amount) + (up to 50% X Guideline Annual
                                                    Premium)

                                  1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

 Age at
Issue or      Unisex        Unisex        Unisex
Increase    Non-smoker      Smoker      Uni-smoker
---------  -------------  -----------  -------------

    0                          14.89         14.37
    1                          14.84         14.31
    2                          15.00         14.44
    3                          15.17         14.58
    4                          15.35         14.73
    5                          15.53         14.88
    6                          15.73         15.05
    7                          15.94         15.23
    8                          16.16         15.41
    9                          16.39         15.61
   10                          16.64         15.82
   11                          16.91         16.05
   12                          17.18         16.28
   13                          17.47         16.52
   14                          17.77         16.77
   15                          18.08         17.02
   16                          18.38         17.28
   17                          18.67         17.54
   18            17.15         18.98         17.80
   19            17.40         19.29         18.07
   20            17.65         19.62         18.35
   21            17.92         19.95         18.64
   22            18.20         20.31         18.95
   23            18.49         20.68         19.27
   24            18.80         21.08         19.61
   25            19.13         21.49         19.97
   26            19.48         21.94         20.35
   27            19.85         22.42         20.75
   28            20.24         22.92         21.18
   29            20.65         23.45         21.63
   30            21.08         24.02         22.11
   31            21.54         24.62         22.61
   32            22.03         25.25         23.15
   33            22.54         25.92         23.71
   34            23.03         26.62         24.30
   35            23.64         27.36         24.92
   36            24.24         28.15         25.57
   37            24.87         28.97         26.26
   38            25.53         29.84         26.99
   39            26.23         30.76         27.75
   40            26.97         31.72         28.55
   41            27.74         32.73         29.39
   42            28.55         33.79         30.27
   43            29.41         34.91         31.19
   44            30.31         36.08         32.17
   45            31.26         37.31         33.19
   46            32.27         38.60         34.27

 Age at
Issue or      Unisex        Unisex        Unisex
Increase    Non-smoker      Smoker      Uni-smoker
---------  -------------  -----------  -------------
   47            33.33         39.95         35.40
   48            34.46         41.38         36.59
   49            35.64         42.89         37.86
   50            36.90         44.48         39.19
   51            38.24         46.17         40.60
   52            39.66         47.95         42.10
   53            41.17         49.84         43.68
   54            42.76         51.82         45.36
   55            44.46         53.91         47.12
   56            46.25         56.11         48.98
   57            48.16         56.87         50.95
   58            50.18         56.76         53.03
   59            52.34         56.65         55.24
   60            54.64         56.54         56.71
   61            56.54         56.44         56.59
   62            56.41         56.34         56.47
   63            56.29         56.26         56.36
   64            56.16         56.18         56.25
   65            56.03         56.10         56.13
   66            55.90         56.01         56.00
   67            55.74         55.90         55.85
   68            55.58         55.76         55.70
   69            55.41         55.63         55.53
   70            55.27         55.49         55.37
   71            55.12         55.38         55.22
   72            54.96         55.29         55.10
   73            54.85         55.23         54.99
   74            54.75         55.19         54.89
   75            54.64         55.16         54.80
   76            54.52         55.10         54.69
   77            54.36         55.01         54.53
   78            54.18         54.86         54.35
   79            53.97         54.68         54.14
   80            53.75         54.49         53.91

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                            $516.13
       (50% X GAP)

                                                                    ------------

                                                                       $1,366.13

    Maximum surrender charge per Table (23.64 X 100)                   $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                             Varies

        (not to exceed 30% of premiums received, up to one
       GAP, plus 9% of premiums
       received in excess of one GAP)

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

EXAMPLE 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.